Exhibit 4.35

C L I F F O R D C H A N C E L L P	CLEARY GOTTLIEB STEEN & HAMILTON LLP

CONFORMED COPY

DATED 14 AUGUST 2009

CITIBANK INTERNATIONAL PLC

as Administrative Agent

The Participating Creditors

(as named herein)

CEMEX, S.A.B. DE C.V. AND CERTAIN OF ITS SUBSIDIARIES

as Original Borrowers, Original Guarantors and Original Security Providers

WILMINGTON TRUST (LONDON) LIMITED

acting as Security Agent

and others

INTERCREDITOR AGREEMENT

THIS AGREEMENT is dated 14 August 2009 and made between:

(1)	CITIBANK INTERNATIONAL PLC as Administrative Agent;

(2)	THE FINANCIAL INSTITUTIONS AND USPP NOTEHOLDERS named on the signing pages as Participating Creditors (the “Original Participating Creditors”);

(3)	THE FINANCIAL INSTITUTIONS named on the signing pages as Participating Creditors’ Representatives;

(4)	CEMEX, S.A.B. de C.V. (the “Parent”);

(5)	THE SUBSIDIARIES of the Parent named on the signing pages as Original Borrowers (together with the Parent, the “Original Borrowers”);

(6)	THE SUBSIDIARIES of the Parent named on the signing pages as Original Guarantors (together with the Parent, the “Original Guarantors”);

(7)	THE SUBSIDIARIES of the Parent named on the signing pages as Original Security Providers (together with the Parent, the “Original Security Providers”); and

(8)	WILMINGTON TRUST (LONDON) LIMITED as security trustee for the Secured Parties (the “Security Agent”).

WHEREAS

(A)

The Parent, the Original Debtors and the Original Security Providers are entering into this Agreement pursuant to the Financing Agreement, and in connection with the grant by the Original Guarantors of certain guarantees in favour of the Participating Creditors and the grant by the Original Security Providers of Security pursuant to the Transaction Security Documents in favour of the Participating Creditors.

(B)

Under the Existing Notes Documents the Parent and the Original Debtors may not grant Security in favour of the Participating Creditors unless the Parent and the Original Debtors have made effective provision to secure, whether by direct or third party Security, the Existing Notes Liabilities equally and rateably with the Participating Creditor Liabilities.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Additional Guarantor” means a company that becomes an Additional Guarantor as defined in the Financing Agreement in accordance with clause 28 (Changes to the Obligors) thereof.

“Additional Notes” means any notes, certificados bursátiles (including any further certificados bursátiles issued under and in accordance with any of the programmes under which certificados bursátiles listed at paragraphs (a) to (n) of the definition of “Certificados Bursátiles” below were issued), bonds or other debt securities, convertible or exchangeable securities or loan facility:

(a)

the proceeds of which are applied to refinance Existing Notes or existing Additional Notes which are secured equally and rateably with other Financial Indebtedness of the Debtors on the terms provided for in this Agreement; and

(b)

which are issued or, as the case may be, borrowed, after the date of this Agreement, by any Additional Notes Obligors, and which are permitted to be issued or, as the case may be, borrowed, in accordance with paragraph (f) of the definition of “Permitted Financial Indebtedness” in clause 1.1 (Definitions) of the Financing Agreement.

“Additional Notes Creditor” means each holder from time to time of Additional Notes.

“Additional Notes Documents” means any terms and conditions, indenture, loan agreement, título único or similar instrument entered into by any Additional Notes Obligor in relation to any Additional Notes and any other related documents.

“Additional Notes Liabilities” means the Liabilities owed by any Additional Notes Obligor (and, to the extent applicable in respect of the Transaction Security granted by it, any Security Provider) to the Additional Notes Creditors under or in connection with the Additional Notes Documents (or, in the case of a Security Provider, under or in connection with the Transaction Security Documents).

“Additional Notes Obligor” means any member of the Group or members of the Group (whether acting as co-issuers or guarantors or otherwise) which is, in accordance with paragraph (f) of the definition of “Permitted Financial Indebtedness” in clause 1.1 (Definitions) of the Financing Agreement, an issuer or a borrower or a guarantor under any Additional Notes Documents as permitted by the Financing Agreement and, if not a Debtor under this Agreement, which has acceded to this Agreement as a Debtor in accordance with Clause 13.7 (New Debtor/Security Provider).

“Additional Notes Trustee” means each noteholder trustee, representante común, indenture trustee, agent or any other entity which performs a similar role in relation to Additional Notes Creditors under any Additional Notes.

“Additional Notes Trustee Liabilities” means all present and future liabilities, actual and contingent, of any Additional Notes Obligor (and, to the extent applicable in respect of the Transaction Security granted by it, any Security Provider) to any Additional Notes Trustee under or in connection with any Additional Notes Documents (or, in the case of a Security Provider, under or in connection with the Transaction Security Documents).

“Additional Security Provider” means a company that becomes an Additional Security Provider as defined in the Financing Agreement in accordance with clause 28 (Changes to the Obligors) thereof.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Agent” means the Administrative Agent, each Participating Creditor’s Representative and each Refinancing Creditor Representative.

“Agent Liabilities” means all present and future liabilities, actual and contingent, of any Debtor (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to any Agent under the Debt Documents.

“Base Currency” means US dollars.

“Base Currency Amount” means, on any date:

(a)	in relation to an amount or Exposure denominated in the Base Currency, that amount or the amount of that Exposure; and

(b)	in relation to an amount or Exposure denominated in a currency other than the Base Currency, that amount or the amount of that Exposure converted into the Base Currency at:

(i)

for the purposes of determining the Instructing Group or the Super Majority Instructing Group, the exchange rate displayed on the appropriate Reuters screen at or about 11:00 a.m. on the date on which such determination is made (or if the agreed page is replaced or services cease to be available, the Security Agent may specify another page or service displaying the appropriate rate after consultation with the Parent, the Administrative Agent and each Refinancing Creditor Representative); and

(ii)	for all other purposes, the Security Agent’s Spot Rate of Exchange on the date which is 5 Business Days before any payment is required to be made.

“Bilateral Bank Facilities” means the facilities described in Part IB of Part II of schedule 1 (The Original Participating Creditors) to the Financing Agreement.

“Borrower” means an Original Borrower unless it has ceased to be a Borrower in accordance with Clause 13.9 (Resignation of a Debtor/Security Provider) and, for the purposes of Clause 9.2 (Order of Application – Debt Claim Recoveries) only, shall be deemed to include a Refinancing Obligor to the extent of its Borrowing Liabilities.

“Borrowing Liabilities” means, in relation to a Debtor, the Liabilities (not being Existing Guarantee Liabilities or Guarantee Liabilities) it may have as a principal debtor to a Participating Creditor in respect of Financial Indebtedness arising under the Finance Documents or to a Refinancing Creditor in respect of Financial Indebtedness arising under the Refinancing Documents (whether incurred solely or jointly) and including, without limitation, liabilities as a Borrower under and as defined in the Financing Agreement and liabilities as an issuer or as a borrower under any Refinancing Document.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Madrid, New York, Amsterdam and Mexico City (in the case of Mexico City, if applicable, as specified by a governmental authority), and:

(a)

(in relation to any date for payment or lending or purchase of, or the determination of an interest rate or rate of exchange in relation to, a currency other than euro) the principal financial centre of the country of that currency; or

(b)	(in relation to any date for payment or lending or purchase of, or the determination of an interest rate or rate of exchange in relation to, euro) any TARGET Day.

“CEMEX Australia Holdings” means CEMEX Australia Holdings Pty Limited.

“CEMEX España” means CEMEX España, S.A.

“CEMEX México” means CEMEX México, S.A. de C.V.

“Certificados Bursátiles” means the following debt securities issued by the Parent guaranteed (por aval) by CEMEX México and Empresas Tolteca in the Mexican capital markets with the approval of the Mexican National Banking and Securities Banking and Securities Commission and listed on the Mexican Stock Exchange:

(a)	certificado bursátil CMX0001 05 in an amount of Mex$1,500,000,000 dated 15 April 2005;

(b)	certificado bursátil CEMEX 06 in an amount of Mex$1,750,000,000 dated 17 March 2006;

(c)	certificado bursátil CMX0002 06 in an amount of Mex$750,000,000 dated 17 March 2006;

(d)	certificado bursátil CEMEX 06 in an amount of Mex$1,500,000,000 dated 28 April 2006;

(e)	certificado bursátil CEMEX 06-2 in an amount of Mex$2,500,000,000 dated 29 September 2006;

(f)	certificado bursátil CEMEX 06-2 in an amount of Mex$1,500,000,000 dated 13 October 2006;

(g)	certificado bursátil CEMEX 06-3 in an amount of Mex$2,950,000,000 dated 15 December 2006;

(h)	certificado bursátil CEMEX 07 in an amount of Mex$3,000,000,000 dated 2 February 2007;

(i)	certificado bursátil CEMEX 07-2 in an amount of Mex$3,000,000,000 dated 28 September 2007;

(j)	certificado bursátil CEMEX 07U in an amount of UDI 511,598,600 dated 30 November 2007;

(k)	certificado bursátil CEMEX 07-2U in an amount of UDI 116,530,800 dated 30 November 2007;

(l)	certificado bursátil CEMEX 08 in an amount of Mex$1,000,000,000 dated 25 April 2008;

(m)	certificado bursátil CEMEX 08-2 in an amount of Mex$450,045,900 dated 11 December 2008; and

(n)	certificado bursátil CEMEX 08U in an amount of UDI 124,817,100 dated 11 December 2008.

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Common Assurance” means any guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, the benefit of which (however conferred) is, to the extent legally possible, given to all the Secured Parties in respect of their Liabilities.

“Compliance Certificate” means a certificate substantially in the form of schedule 5 (Form of Compliance Certificate) of the Financing Agreement.

“Consent” means any consent, approval, release or waiver or agreement to any amendment.

“Consolidated Leverage Ratio” means, on any date of determination, the ratio of Consolidated Funded Debt on such date to EBITDA for the one (1) year period ending on such date (where “Consolidated Funded Debt” and “EBITDA” have the meaning given to such terms in the Financing Agreement).

“Core Bank Facilities” means the Syndicated Bank Facilities, the Bilateral Bank Facilities and the Promissory Notes.

“Creditor” means an Agent, a Participating Creditor or a Refinancing Creditor.

“Creditor/Administrative Agent/Security Agent Accession Undertaking” means:

(a)	an undertaking substantially in the form set out in Schedule 2 (Form of Creditor/Administrative Agent/Security Agent Accession Undertaking); or

(b)	in the case of a Participating Creditor only, a Participating Creditor/Administrative Agent/Security Agent Accession Undertaking (as defined in the Financing Agreement),

as the context may require.

“Debt Claim Recoveries” has the meaning given to such term in Clause 9.2 (Order of application - Debt Claim Recoveries).

“Debt Documents” means the Finance Documents, the Refinancing Documents and the Noteholder Documents.

“Debtor” means each Borrower and each Guarantor (where a Borrower or a Guarantor may also be an Existing Notes Obligor) and each Additional Notes Obligor and Refinancing Obligor which has acceded to this Agreement as a Debtor in accordance with Clause 13.7 (New Debtor/Security Provider).

“Debtor/Security Provider Accession Deed” means:

(a)	a deed substantially in the form set out in Schedule 1 (Form of Debtor/Security Provider Accession Deed); or

(b)	(only in the case of a member of the Group which is acceding as a Guarantor or a Security Provider) an Accession Letter (as defined in the Financing Agreement).

“Debtor Liabilities” means, in relation to a member of the Group, any liabilities owed to any Debtor (whether actual or contingent and whether incurred solely or jointly) by that member of the Group.

“Default” means an Event of Default or any event or circumstance specified in clause 26 (Events of Default) of the Financing Agreement which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Delegate” means any delegate, agent, representative, comisionista mercantil, attorney or co-trustee appointed by the Security Agent.

“Disposal Proceeds” has the meaning given to that term in Clause 7 (Proceeds of Disposals of Charged Property) of this Agreement.

“Distressed Disposal” means a disposal of an asset of a member of the Group which is:

(a)	being effected at the request of the Instructing Group in circumstances where the Transaction Security is being enforced; or

(b)	being effected, after the occurrence of a Participating Creditor Acceleration Event, by a Debtor or a Security Provider to a person or persons which is (or are) not a member (or members) of the Group.

“Effective Date” means the date on which the Financing Agreement becomes effective in accordance with its terms.

“Empresas Tolteca” means Empresas Tolteca de México, S.A. de C.V.

“Enforcement Action” means:

(a)	in relation to any Liabilities:

(i)

the acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Participating Creditor or a Refinancing Creditor to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Debt Documents);

(ii)	the making of any declaration that any Liabilities are payable on demand;

(iii)	the making of a demand in relation to a Liability that is payable on demand;

(iv)	the making of any demand against any member of the Group in relation to any Guarantee Liabilities or Existing Guarantee Liabilities of that member of the Group;

(v)

the exercise of any right to require any member of the Group to acquire any Liability (including exercising any put or call option against any member of the Group for the redemption or purchase of any Liability);

(vi)	the exercise of any right of set-off, account combination or payment netting against any member of the Group in respect of any Liabilities; and

(vii)	the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Liabilities;

(b)	the taking of any steps to enforce or require the enforcement of any Transaction Security;

(c)

the entering into of any composition, compromise, assignment or arrangement with any member of the Group which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under Clause 13 (Changes to the Parties)); or

(d)

the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator, Irish law examiner or similar officer) in relation to, the winding up, dissolution, bankruptcy (faillissement), administration, Irish law examinership, onder bewindstelling or reorganisation of any member of the Group which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such member of the Group’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group, or any analogous procedure or step in any jurisdiction, except that the taking of any action falling within paragraphs (a)(vii) or (d) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods, shall not constitute Enforcement Action.

“Enforcement Event” means:

(a)	the occurrence of a Participating Creditor Acceleration Event; and

(b)	receipt by the Security Agent of the written consent of the Instructing Group to the enforcement of Transaction Security.

“EUR730M Perpetuals” means the EUR 730,000,000 Callable Perpetual Dual Currency Notes issued by NSHFV.

“EUR730M Perpetuals Indenture” means the indenture dated as of 9 May 2007 among NSHFV as issuer, the Parent, CEMEX México and NSH as guarantors and The Bank of New York as trustee pursuant to which the EUR730M Perpetuals were issued.

“Event of Default” means any event or circumstance specified as such in the Financing Agreement.

“Existing Finance Documents” means each of the facility agreements and other documents listed in schedule 9 (The Facilities) to the Financing Agreement and the “Finance Documents” as defined in any Existing Facility Agreement and “Facility Transaction Documents” as defined in Exhibit G to the NY Law Amendment Agreement (but in each case excluding any document that is designated a “Finance Document” or a “Facility Transaction Document” by a Debtor or a Security Provider and the relevant Participating Creditor’s Representative under an Existing Facility Agreement after the date of the Financing Agreement), the USPP Note Agreement and the USPP Note Guarantee.

“Existing Guaranteed Debt” means each of the Facilities under which at the date of the Financing Agreement, an Original Debtor owes Guarantee Liabilities to a Finance Party.

“Existing Guarantee Liabilities” means, in relation to a member of the Group, the Liabilities it may have pursuant to a Guarantee Clause referred to in paragraph (a) of the definition thereof to any Finance Party.

“Existing Notes” means the Parent Notes, the US$350M Perpetuals, the EUR730M Perpetuals, the US$750M Perpetuals, the US$900M Perpetuals and the Certificados Bursátiles.

“Existing Notes Creditor” means each holder from time to time of Existing Notes.

“Existing Notes Documents” means the Parent Notes Indenture, the US$350M Perpetuals Indenture, the EUR730M Perpetuals Indenture, the US$750M Perpetuals Indenture, the US$900M Perpetuals Indenture and the título únicos pursuant to which the Certificados Bursátiles were issued and, in each case, any other related document.

“Existing Notes Liabilities” means the Liabilities owed by the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to the Existing Notes Creditors under or in connection with the Existing Notes Documents.

“Existing Notes Obligor” means any issuer or guarantor under any Existing Notes Documents.

“Existing Notes Trustee” means each trustee or representante común under any Existing Notes.

“Existing Notes Trustee Liabilities” means all present and future liabilities and obligations, actual and contingent, of any Debtor (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to any Existing Notes Trustee under the Existing Notes Documents.

“Exposure” means, as appropriate, a Participating Creditor Exposure or a Refinancing Creditor Exposure.

“Facility” means a Core Bank Facility and each USPP Note.

“Final Discharge Date” means the first date on which all Participating Creditor Liabilities have been fully and finally discharged to the satisfaction of the Administrative Agent (acting reasonably), whether or not as the result of an enforcement, and none of the Participating Creditors are under any further obligation to provide financial accommodation to any of the Debtors under the Finance Documents.

“Finance Document” means each New Finance Document and each Existing Finance Document.

“Finance Parallel Debt” has the meaning given to such term in Clause 10.2 (Finance Parallel Debt (Covenant to pay the Security Agent)).

“Finance Party” means the Administrative Agent, the Security Agent, each Participating Creditor’s Representative or a Participating Creditor.

“Finance Secured Documents” means each of the Finance Documents and the Refinancing Documents.

“Finance Secured Parties” means each of the Secured Parties other than the Noteholder Trustees and the Noteholders from time to time.

“Financial Indebtedness” has the meaning given to the term “Financial Indebtedness” in the Financing Agreement.

“Financial Quarter” means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

“Financing Agreement” means the financing agreement entered into between, amongst others, the Parent, the Original Obligors (as defined therein), the Original Participating Creditors and others dated on or about the date of this Agreement.

“Group” means the Parent and each of its Subsidiaries for the time being.

“Guarantee Clause” means:

(a)

in relation to any Existing Guaranteed Debt, any clause contained in the Existing Finance Documents relating to that Existing Guaranteed Debt pursuant to which an Original Guarantor has liabilities under such Existing Finance Documents (present or future, actual or contingent and whether incurred solely or jointly) to any Finance Party as, or as a result of its being, a guarantor or surety (including, without limitation, liabilities arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of those Existing Finance Documents);

(b)	in relation to the Financing Agreement, clause 20 (Guarantee and Indemnity) thereof; and

(c)

in relation to any Guaranteed Refinancing Debt, any clause contained in the Refinancing Documents relating to that Guaranteed Refinancing Debt pursuant to which a Refinancing Guarantor has liabilities under such Refinancing Documents (present or future, actual or contingent and whether incurred solely or jointly) to any Refinancing Party as or as a result of its being a guarantor or surety (including, without limitation, liabilities arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of those Refinancing Documents).

“Guarantee Liabilities” means, in relation to a member of the Group, the Liabilities it may have pursuant to a Guarantee Clause referred to in paragraphs (b) or (c) of the definition thereof to any Finance Party or Refinancing Party.

“Guaranteed Refinancing Debt” means any bonds, notes or other debt securities, convertible or exchangeable securities issued, or loans borrowed under loan facilities, pursuant to a Refinancing in relation to which a Debtor owes Guarantee Liabilities to a Refinancing Creditor.

“Guarantors” means the Original Guarantors and any Additional Guarantor other than any Original Guarantor or Additional Guarantor which has ceased to be a Guarantor pursuant to Clause 13.9 (Resignation of a Debtor/Security Provider) and has not subsequently become an Additional Guarantor pursuant to Clause 13.7 (New Debtor/Security Provider) and “Guarantor” means any of them.

“Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

“Insolvency Event” means, in relation to any Debtor, Security Provider or Material Subsidiary:

(a)

any resolution is passed or order made for the winding up, bankruptcy, dissolution, concurso mercantil, quiebra, concurso, administration, Irish law examinership or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise but excluding a solvent liquidation or reorganisation of a Material Subsidiary) of that Debtor, Security Provider or Material Subsidiary, a moratorium is declared in relation to any indebtedness of that Debtor, Security Provider or Material Subsidiary;

(b)	any composition, assignment or arrangement is made with any class of its creditors;

(c)

the appointment of any liquidator (other than in respect of a solvent liquidation of a Material Subsidiary), receiver, administrator, Irish law examiner, conciliador, administrative receiver, compulsory manager or other similar officer in respect of that Debtor, Security Provider or Material Subsidiary or any of its assets; or

(d)	any analogous procedure or step is taken in any jurisdiction,

provided that no winding-up petition (or equivalent procedure in any jurisdiction) which is frivolous or vexatious and is discharged, stayed or dismissed within 60 days of commencement shall constitute an Insolvency Event.

“Insolvency Proceedings” means any of the matters described in the definition of “Insolvency Event”.

“Intercreditor Amendment” means any amendment or waiver which is subject to Clause 19 (Consents, Amendments and Override).

“Instructing Group” means, at any time:

(a)

a Creditor or Creditors the Base Currency Amount of whose Exposures under the Facilities and/or, as the case may be, the Refinancing Debt, at that time represent, in aggregate, 75 per cent. or more of the Base Currency Amount of all the Exposures of the Creditors under all of the Facilities and all Refinancing Debt (when aggregated) at that time; and

(b)

a Participating Creditor or Participating Creditors the Base Currency Amount of whose Exposures under the Facilities at that time represent, in aggregate, more than 66 2/3 per cent. of the Base Currency Amount of all the Exposures of the Participating Creditors under all of the Facilities at that time.

“Liabilities” means all present and future liabilities at any time of any Debtor (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to any Secured Party under the Debt Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities:

(a)	any refinancing, novation, deferral or extension;

(b)	any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any Debt Document;

(c)	any claim for damages or restitution; and

(d)	any claim as a result of any recovery by any Debtor (or, as the case may be, any Security Provider) of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Loan” means:

(a)	in relation to a Syndicated Bank Facility or Bilateral Bank Facility, a loan made or to be made under such Facility or the principal amount outstanding for the time being of that loan; and

(b)	in relation to a Promissory Note, the Exposure of the Participating Creditors for the time being under that Promissory Note.

“Material Subsidiary” means, as at the date of the Financing Agreement, those companies set out in schedule 7 (Material Subsidiaries) thereto and, after the date of the Financing Agreement, any other Subsidiary of the Parent which:

(a)	has total gross assets representing 5 per cent. or more of the total consolidated assets of the Group;

(b)	has revenues representing 5 per cent. or more of the consolidated turnover of the Group; and/or

(c)

has earnings before interest, tax, depreciation and amortisation calculated on the same basis as EBITDA, representing 5 per cent. or more of the consolidated EBITDA of the Group (where “EBITDA” has the meaning given to such term in the Financing Agreement), in each case calculated on a consolidated basis (without duplication) and any Holding Company of any such Subsidiary or of a Borrower, Guarantor or Security Provider (and compliance with the conditions set out in paragraphs (a) to (c) shall be determined as set out in the Financing Agreement).

“Mexican Security Trust Agreement” means the Transaction Security described at paragraph (a) of the definition of Transaction Security Documents.

“Mexican Security Trustee” means Banco Nacional de México, S.A., Integrante del Grupo Financiero Banamex, División Fiduciaria, a Mexican institución de banca múltiple.

“New Finance Document” means the Financing Agreement, the NY Law Amendment Agreement, this Agreement, each Transaction Security Document and any Accession Letter, Fee Letter, Resignation Letter or Resignation Letter (Australia) (as each such term is defined in the Financing Agreement) and any other document designated as a “New Finance Document” in accordance with the Financing Agreement.

“Noteholder” means an Existing Notes Creditor or an Additional Notes Creditor.

“Noteholder Documents” means the Existing Notes Document and any Additional Notes Documents.

“Noteholder Liabilities” means the Existing Notes Liabilities and any Additional Notes Liabilities.

“Noteholder Trustee” means each Existing Notes Trustee and each Additional Notes Trustee.

“Noteholder Trustee Liabilities” means the Existing Notes Trustee Liabilities and any Additional Notes Trustee Liabilities.

“Notes” means the Existing Notes and the Additional Notes.

“Notes Parallel Debt” has the meaning given to such term in paragraph (a) of Clause 10.3 (Notes Parallel Debt (Covenant to pay the Security Agent)).

“Notes Parallel Debt Recoveries” has the meaning given to such term in paragraph (e) of Clause 10.3 (Notes Parallel Debt (Covenant to pay the Security Agent)).

“Notes Secured Documents” means each of the Noteholder Documents and each of the Transaction Security Documents.

“Notes Secured Parties” means each of the Noteholder Trustees and each of the Noteholders from time to time.

“NSH” means New Sunward Holding B.V.

“NSHFV” means New Sunward Holding Financial Ventures B.V.

“NY Law Amendment Agreement” means the omnibus amendment agreement dated on or about the date of this Agreement between, amongst others, the Parent and the Participating Creditors with Participating Creditor Exposures under those Facilities that are governed by the laws of the State of New York.

“Original Debtor” means an Original Borrower or an Original Guarantor.

“Parent Notes” means the US$200,000,000 9.625% Notes due 2009 issued by the Parent.

“Parent Notes Indenture” means the indenture dated as of 1 October 1999 among the Parent as issuer, CEMEX México and Empresas Tolteca as guarantors and U.S. Bank Trust National Association as trustee pursuant to which the Parent Notes were issued.

“Participating Creditor” means:

(a)	any Original Participating Creditor; and

(b)

any person which becomes a party to the Financing Agreement in accordance with clause 27 (Changes to the Participating Creditors) thereof and which accedes to this Agreement in accordance with Clause 13.6 (Creditor/Administrative Agent/Security Agent Accession Undertaking),

which in each case has not ceased to be a party to the Financing Agreement in accordance with the terms thereof.

“Participating Creditor Acceleration Event” means, on or after the occurrence of an Event of Default which is continuing, and in respect of which a Participating Creditor or Participating Creditors the Base Currency Amount of whose Exposures under the Facilities at that time represent, in aggregate, 66 2/3 per cent. or more of the Base Currency Amount of all of the Exposures of the Participating Creditors under all of the Facilities at that time (the “Majority Participating Creditors”) have authorised the taking of such action, the exercise by the Majority Participating Creditors of their rights under any of paragraphs (a) to (d) of clause 26.16 (Acceleration) of the Financing Agreement.

“Participating Creditor Exposures” means at any time:

(a)	in relation to a Participating Creditor and a Syndicated Bank Facility or Bilateral Bank Facility, that Participating Creditor’s participation in Loans made under the relevant Facility at that time;

(b)	in relation to Participating Creditor and a Promissory Note, the principal amount owed to that Participating Creditor under that Promissory Note at that time; and

(c)	in relation to a Participating Creditor which holds a USPP Note, the principal amount owed to that Participating Creditor under that USPP Note at that time.

“Participating Creditor Liabilities” means the Liabilities owed by the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to the Participating Creditors under the Finance Documents.

“Participating Creditor’s Representative” means:

(a)	with respect to each of the Syndicated Bank Facilities, the person appointed as the agent of the creditors in relation to such Facility under the Existing Finance Documents relating to such Facility;

(b)	with respect to each other Core Bank Facility, the Participating Creditor with an Exposure under that Facility; and

(c)	with respect to each USPP Note, the Participating Creditor with an Exposure under that USPP Note.

“Party” means a party to this Agreement.

“Payment” means, in respect of any Liabilities, a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities.

“Permitted Payments” means any Payments (in the case of any Participating Creditor or any Participating Creditor Representative) permitted to be received under clause 31 (Sharing among the Finance Parties) of the Financing Agreement or made in accordance with the terms of clause 32 (Payment Mechanics) of the Financing Agreement or (in the case of any Refinancing Party) permitted in accordance with the terms and conditions relating to Payments as set out in the relevant Refinancing Documents.

“Promissory Notes” means the promissory notes described in Part IC of Part II to schedule 1 (The Original Participating Creditors) to the Financing Agreement.

“Quarter Date” means each of 31 March, 30 June, 30 September and 31 December.

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property or its equivalent under any applicable law (not including a Dutch curator or bewindvoerder).

“Reference Date” means the date of the Financing Agreement.

“Reference Period” means a period of four consecutive Financial Quarters.

“Refinancing” means an issuance or incurrence by a member or members (whether acting as co-issuers or otherwise) of the Group of bonds, notes or other debt securities, convertible or exchangeable securities or loan facilities:

(a)	where such issuance or incurrence by that member (or by those members) of the Group is permitted under the Financing Agreement;

(b)	the proceeds of which are applied to refinance the Facilities; and

(c)	the terms of which are in accordance with paragraph (f) of the definition of “Permitted Financial Indebtedness” in clause 1.1 (Definitions) of the Financing Agreement.

“Refinancing Creditor” means any creditor which enters into a Refinancing Document and which accedes to this Agreement in accordance with Clause 13.3 (Refinancing Creditors and Refinancing Creditors’ Representatives).

“Refinancing Creditor Exposures” means, at any time:

(a)	in relation to a Refinancing Creditor and a Refinancing by way of a loan facility, that Refinancing Creditor’s participation in loans made under the relevant loan facility at that time; or

(b)

in relation to Refinancing Creditor and a Refinancing by way of bonds, notes or other debt securities, or convertible or exchangeable securities, the principal amount owed to that Refinancing Creditor under such bonds, notes or other debt securities, or convertible or exchangeable securities, at that time.

“Refinancing Creditor Liabilities” means the Liabilities owed by the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to the Refinancing Creditors under the Refinancing Documents.

“Refinancing Creditor Representative” means, with respect to any Refinancing by way of:

(a)	a syndicated loan facility, any person appointed under the relevant Refinancing Documents as the agent of the creditors in relation to that syndicated loan facility;

(b)	a bilateral loan facility, the Refinancing Creditor which is a lender under that facility pursuant to the relevant Refinancing Documents; or

(c)

bonds, notes or other debt securities, or convertible or exchangeable securities, any person appointed under the relevant Refinancing Documents as the trustee (or similar representative) of the creditors in relation thereto.

“Refinancing Debt” means any bonds, notes or other debt securities, convertible or exchangeable securities, or loan facilities issued or incurred pursuant to a Refinancing.

“Refinancing Document” means any document entered into by a Refinancing Obligor with a Refinancing Creditor in relation to a Refinancing.

“Refinancing Guarantor” means any member of the Group which has incurred Guarantee Liabilities to a Refinancing Creditor pursuant to a Refinancing.

“Refinancing Obligor” means any member of the Group which, as permitted by the Financing Agreement, enters into any Refinancing Documents as a borrower (in the case of a loan facility), an issuer (in the case of bonds, notes or other debt securities, or convertible or exchangeable securities) or as a Refinancing Guarantor (and, in each case, if not a Debtor under this Agreement, which accedes to this Agreement in accordance with Clause 13.7 (New Debtor/Security Provider)).

“Refinancing Party” means each Refinancing Creditor and each Refinancing Creditor Representative.

“Relevant Liabilities” means:

(a)	in the case of a Participating Creditor:

(i)

the Liabilities owed to Participating Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Participating Creditor (as the case may be) together with all Agent Liabilities owed to any Agent of those Participating Creditors; and

(ii)

all present and future liabilities, actual and contingent, of the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, of any Security Provider) to the Security Agent; and

(b)	in the case of a Noteholder:

(i)

the Liabilities owed to Noteholders ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Noteholder (as the case may be) and, in the case of Noteholders represented by a Noteholder Trustee, together with all Noteholder Trustee Liabilities owed to the Noteholder Trustee of those Noteholders; and

(ii)

all present and future liabilities, actual and contingent, of the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, of any Security Provider) to the Security Agent;

(c)	in the case of a Refinancing Creditor:

(i)

the Liabilities owed to Refinancing Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Refinancing Creditor (as the case may be) together with all Agent Liabilities owed to any Agent of those Refinancing Creditors; and

(ii)

all present and future liabilities, actual and contingent, of the Debtors (and, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider) to the Security Agent; and

(d)

in the case of a Debtor (or, to the extent applicable in relation to the Transaction Security granted by it, any Security Provider), the Liabilities owed to the Participating Creditors or Refinancing Creditors together with the Agent Liabilities owed to any Agent of those Creditors, the Liabilities owed to the Noteholders together with, in the case of Noteholders represented by a Noteholder Trustee, the Noteholder Trustee Liabilities owed to the Noteholder Trustee of those Noteholders and all present and future liabilities and obligations, actual and contingent, of the Debtors (or, as the case may be, the Security Providers) to the Security Agent.

“Retiring Security Agent” has the meaning given to that term in Clause 11 (Change of Security Agent and Delegation).

“Secured Obligations” means all the Liabilities and all other present and future obligations at any time due, owing or incurred by any member of the Group and by each Debtor (and, to the extent applicable in relation to the Transaction Security granted by it, each Security Provider) to any Secured Party under the Debt Documents, both actual and contingent and whether incurred solely or jointly and as principal or surety or in any other capacity including the obligations set out in Clause 10.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) and Clause 10.3 (Notes Parallel Debt (Covenant to pay the Security Agent)).

“Secured Parties” means:

(a)	the Security Agent, any Receiver or Delegate (including any party expressly designated as a Secured Party under any Security Document);

(b)

the Agents, the Participating Creditors and Refinancing Creditors from time to time but, in the case of the Agents and each Participating Creditor or Refinancing Creditor, only if it is a party to this Agreement or has acceded to this Agreement, in the appropriate capacity, pursuant to Clause 13.6 (Creditor/Administrative Agent/Security Agent Accession Undertaking); and

(c)	each of the Noteholder Trustees and the Noteholders from time to time.

“Security” means a mortgage, charge, pledge, lien, security trust agreement or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Agent’s Spot Rate of Exchange” means the spot rate of exchange obtained by the Security Agent from leading international banks for the purchase of the relevant currency with the Base Currency at or about 11:00 am (London time) on a particular day, which shall be notified by the Security Agent in accordance with paragraph (d) of Clause 10.9 (Security Agent’s obligations).

“Security Documents” means:

(a)	each of the Transaction Security Documents;

(b)

any other document entered into at any time by any of the Debtors or Security Providers creating any Security or other assurance against financial loss in favour of any of the Secured Parties as security for any of the Secured Obligations owed to such Secured Parties; and

(c)	any Security granted under any covenant for further assurance in any of the documents set out in paragraphs (a) and (b) above.

“Security Property” means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Secured Parties and all proceeds of that Transaction Security;

(b)

all obligations expressed to be undertaken by a Debtor or a Security Provider to pay amounts in respect of the Liabilities to the Security Agent as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Debtor or Security Provider in favour of the Security Agent as trustee for the Secured Parties;

(c)	the Security Agent’s interest in any trust fund created pursuant to Clause 4 (Turnover of Receipts); and

(d)

any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Debt Documents to hold as trustee on trust for the Secured Parties.

“Security Providers” means the Original Security Providers and any Additional Security Provider other than any Original Security Provider or Additional Security Provider which has ceased to be a Security Provider pursuant to Clause 13.9 (Resignation of a Debtor/Security Provider) and has not subsequently become an Additional Security Provider pursuant to Clause 13.7 (New Debtor/Security Provider), and “Security Provider” means any of them.

“Super Majority Instructing Group” means, at any time:

(a)

a Creditor or Creditors the Base Currency Amount of whose Exposures under the Facilities and/or, as the case may be, the Refinancing Debt, at that time represent, in aggregate, 85 per cent. or more of the Base Currency Amount of all the Exposures of the Creditors under all of the Facilities and all Refinancing Debt (when aggregated) at that time; and

(b)

a Participating Creditor or Participating Creditors the Base Currency Amount of whose Exposures under the Facilities at that time represent, in aggregate, more than 66 2/3 per cent. of the Base Currency Amount of all the Exposures of the Participating Creditors under all of the Facilities at that time.

“Syndicated Bank Facilities” means the facilities described in Part 1A of Part II of schedule 1 (The Original Participating Creditors) of the Financing Agreement.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system, which utilises a single shared platform and which was launched on 19 November 2007.

“TARGET Day” means any day on which TARGET2 is open for the settlement of payments in euro.

“Tax” means any tax, levy, impost, duty or other charge, withholding or deduction of a similar nature (including any penalty, surcharge or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Termination Date” means 14 February 2014.

“Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Transaction Security Documents.

“Transaction Security Documents” means:

(a)

a security trust agreement (contrato de fideicomiso de garantía) entered into among (i) the Parent, Empresas Tolteca, Impra Café, S.A. de C.V., Interamerican Investments, Inc. Cemex México and Centro Distribuidor de Cemento, S.A. de C.V. as settlors, (ii) Cemex México, Centro Distribuidor de Cemento, S.A. de C.V., Mexcement Holdings, S.A. de C.V. and Corporación Gouda, S.A. de C.V. as issuers, (iii) the Mexican Security Trustee and (iv) the Security Agent;

(b)	pledge of shares in the capital of Sunward Investments B.V. between Corporacíon Gouda S.A. de C.V. as pledgor and the Security Agent as pledgee, governed by Dutch law;

(c)

pledge of shares in the capital of Sunward Holdings B.V. between Sunward Investments B.V., Sunward Acquisitions N.V. and CEMEX International Finance Company as pledgors and the Security Agent as pledgee, governed by Dutch law;

(d)	pledge of shares in the capital of CEMEX Dutch Holdings B.V. between Sunward Holdings B.V. and CEMEX International Finance Company as pledgors and the Security Agent as pledgee, governed by Dutch law;

(e)

pledge of shares in the capital of NSH between CEMEX Dutch Holdings B.V., Sunward Holdings B.V., Sunward Acquisitions N.V., Corporación Gouda, S.A. de C.V., Mexcement Holdings, S.A. de C.V. and CEMEX International Finance Company as pledgors and the Security Agent as pledgee, governed by Dutch law;

(f)	pledge of shares in the capital of NSH between CEMEX Trademarks Holding Ltd. as pledgor and the Security Agent as pledgee, governed by Dutch law;

(g)

supplemental pledge of shares in the capital of NSH between, among others, Corporación Gouda, S.A. de C.V., CEMEX Trademarks Holding Ltd., CEMEX International Finance Company and Mexcement Holdings S.A. de C.V. as pledgors and the Security Agent as pledgee, governed by Dutch law;

(h)

pledge of shares in the capital of Sunward Acquisitions N.V. between Mexcement Holdings S.A. de C.V., Corporación Gouda, S.A. de C.V. and CEMEX International Finance Company as pledgors and the Security Agent as pledgee, governed by Dutch law;

(i)	pledge of shares in the capital of Sunward Acquisitions N.V. between CEMEX Trademarks Holding Ltd. as pledgor and the Security Agent as pledgee, governed by Dutch law;

(j)

pledge of shares in 99.57 per cent. of the capital of CEMEX Trademarks Holdings, Ltd. between the Parent, CEMEX México Interamerican Investments, Inc. and Empresas Tolteca as pledgors and the Security Agent as pledgee, governed by Swiss law; and

(k)

a notarial deed (póliza) of pledge agreement over 99.468 per cent. of the shares in CEMEX España granted by NSH, the Parent and Sunward Acquisitions N.V. before the notary of Madrid, Mr. Rafael Monjó Carrió, together with any other document entered into by any Debtor or a Security Provider creating or expressed to create any Security over all or any part of its assets in respect of the obligations of any of the Debtors (and, to the extent applicable in relation to the Transaction Security granted by them, the Security Providers) under any of the Finance Documents.

“Transaction Security Recoveries” has the meaning given to such term in Clause 9.1 (Order of application - Transaction Security Recoveries).

“US$350M Perpetuals” means the US$350,000,000 Callable Perpetual Dual-Currency Notes issued by NSHFV.

“US$350M Perpetuals Indenture” means the indenture dated as of 18 December 2006 among NSHFV as issuer, the Parent, CEMEX México and NSH as guarantors and The Bank of New York as trustee pursuant to which the US$350M Perpetuals were issued.

“US$750M Perpetuals” means the US$750,000,000 Callable Perpetual Dual-Currency Notes issued by NSHFV.

“US$750M Perpetuals Indenture” means the indenture dated as of 12 February 2007 among NSHFV as issuer, the Parent, CEMEX México and NSH as guarantors and

The Bank of New York as trustee pursuant to which the US$750M Perpetuals were issued.

“US$900M Perpetuals” means the US$900,000,000 Callable Perpetual Dual-Currency Notes issued by NSHFV.

“US$900M Perpetuals Indenture” means the indenture dated as of 18 December 2006 among NSHFV as issuer, the Parent, CEMEX México and NSH as guarantors and The Bank of New York as trustee pursuant to which the US$900,000,000 Perpetuals were issued.

“USPP Note” means a note issued under the USPP Note Agreement.

“USPP Note Agreement” means the consolidated, amended and restated note purchase agreement described in Part II of schedule 1 (The Original Participating Creditors) to the Financing Agreement.

“USPP Note Guarantee” means the consolidated, amended and restated note guarantee granted in favour of the USPP Noteholders.

“USPP Noteholders” means the holders from time to time of the notes issued pursuant to the USPP Note Agreement.

“VAT” means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)

any “Agent”, “Borrower”, “Debtor”, “Guarantor”, “Noteholder”, “Noteholder Trustee”, “Parent”, “Participating Creditor”, “Party”, “Refinancing Creditor”, “Security Provider” or “Security Agent” shall be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)

any “Agent”, “Debtor”, “Noteholder”, “Noteholder Trustee”, “Participating Creditor”, “Refinancing Creditor”, any “Party” or the “Security Agent” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees and, in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with this Agreement;

(iii)	“assets” includes present and future properties, revenues and rights of every description;

(iv)

a “Debt Document” or any other agreement or instrument is (other than a reference to a “Debt Document” or any other agreement or instrument in “original form”) a reference to that Debt Document or other agreement or instrument, as amended, novated, supplemented, extended, varied or restated as permitted by this Agreement;

(v)

“enforcing” (or any derivation) the Transaction Security shall include (except in relation to a Debtor or Security Provider incorporated in Spain or Transaction Security granted over the shares of that Debtor or Security Provider) the appointment of an administrator or, under Irish law, a receiver or receiver and manager, of a Debtor or Security Provider by the Security Agent;

(vi)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)	the “original form” of a “Debt Document” or any other agreement or instrument is a reference to that Debt Document, agreement or instrument as originally entered into;

(viii)

a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(ix)

a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(x)	a provision of law is a reference to that provision as amended or re-enacted; and

(xi)	words importing the plural shall include the singular and vice versa.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)

A Default (including an Event of Default) is “continuing” if it has not been remedied or waived but, for the avoidance of doubt, no breach of any of the financial covenants set out in clause 23 (Financial Covenants) of the Financing Agreement shall be capable of being or be deemed to be remedied by virtue of the fact that upon any subsequent testing of such covenants pursuant to clause 23 (Financial Covenants) of the Financing Agreement, there is no breach thereof.

1.3	Currency Symbols and Definitions

“£” and “sterling” denote lawful currency of the United Kingdom, “—”, “EUR” and “euro” means the single currency unit of the Participating Member States and “US$”, “$” and “dollars” denote lawful currency of the United States of America, “¥” and “yen” denote lawful currency of Japan, “Mexican pesos”, “Mex$” and “pesos” denotes the lawful currency of Mexico and “UDI” denotes the Mexican Unidad de Inversíon.

1.4	Third Party Rights

(a)

Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Rights Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Except as expressly provided in this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)

In the context of any rights of the Noteholders under Section 2(1) (Variation and rescission of contract) of the Third Parties Rights Act, any amendments may be made to this Agreement, without the consent of the Noteholders, so long as such amendments are made in accordance with the provisions of this Agreement.

(d)

Any Receiver, Delegate or any other person described in Clause 10.12 (No Proceedings) may, subject to this Clause 1.4 (Third Party Rights) and the Third Parties Rights Act, rely on any Clause of this Agreement which expressly confers rights on it.

(e)	Each Noteholder Trustee (for itself and on behalf of the Noteholders which it represents) and each Noteholder are:

(i)	in the case of Existing Notes Trustees and Existing Notes Creditors, from the Effective Date; and

(ii)	in the case of any Additional Notes Trustee or Additional Notes Creditor, from the date on which the Liabilities under the Additional Notes to which it is a party are issued or incurred,

Secured Parties and therefore are intended to have the rights and benefits of Secured Parties in relation to the Transaction Security subject to Clause 12.1 (Rights of the Noteholder Trustees and Noteholders) and in accordance with the terms of this Agreement and, in the event that any of the Transaction Security is enforced, are entitled to receive payments from the realisation proceeds of the Transaction Security in accordance with Clause 9 (Application of Proceeds) notwithstanding that none of the Noteholder Trustees or Noteholders are party hereto at the date of this Agreement and will never accede to the terms hereof. Each of the Noteholder Trustees and the Noteholders (each in its capacity as a Secured Party) may enforce and take the benefit of this Agreement notwithstanding that the Noteholder Trustees and the Noteholders are not Parties hereto. The Third Parties Rights Act shall apply to this paragraph (e).

1.5	Dutch Terms

In this Agreement, where it relates to a Dutch entity, a reference to:

(a)	a necessary action to authorise, where applicable, includes, without limitation:

(i)	any action required to comply with the Dutch Works Council Act (Wet op de ondernemingsraden); and

(ii)	obtaining unconditional positive advice (advies) from each competent works council;

(b)	a winding-up, administration or dissolution includes a Dutch entity being:

(i)	declared bankrupt (failliet verklaard);

(ii)	dissolved (ontbonden);

(c)	a moratorium includes surseance van betaling and granted a moratorium includes surseance verleend;

(d)	a trustee in bankruptcy includes a curator;

(e)	an administrator includes a bewindvoerder;

(f)	a receiver or an administrative receiver does not include a curator or bewindvoerder; and

(g)	an attachment includes a beslag.

2.	RANKING AND PRIORITY

2.1	Liabilities to Participating Creditors, Refinancing Creditors and Noteholders

Each of the Parties agrees that the Liabilities owed by the Debtors (and, with respect to Liabilities arising under Transaction Security Documents, the Security Providers) to the Participating Creditors, the Refinancing Creditors and the Noteholders shall rank in right and priority of payment pari passu and, save as provided in this Agreement, without any preference between them.

2.2	Transaction Security

The Security Agent and each of the Participating Creditors, the Refinancing Creditors and the Agents (including for the benefit of the Secured Parties) agree that the Transaction Security shall be treated, as among the Secured Parties, as being for the equal and rateable benefit of all of the Secured Parties, pari passu and without any preference between them, and shall, whilst the Transaction Security remains in force under the terms of this Agreement, be shared by the Secured Parties.

3.	EFFECT OF INSOLVENCY EVENT

3.1	Payment of distributions

(a)

After the occurrence of an Insolvency Event, and until the Final Discharge Date, any Secured Party, Debtor or Security Provider entitled to receive a distribution out of the assets of the relevant Debtor, Security Provider or

Material Subsidiary (as the case may be) the subject of that Insolvency Event in respect of Liabilities owed to that Secured Party, Debtor or Security Provider shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of that Debtor, Security Provider or Material Subsidiary (as the case may be) to pay that distribution to the Security Agent until the Final Discharge Date.

(b)	The Security Agent shall apply distributions paid to it under paragraph (a) above in accordance with Clause 9 (Application of Proceeds).

3.2	Set-Off

Prior to the Final Discharge Date, to the extent that any Debtor, Security Provider or Material Subsidiary’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event in relation to that Debtor, Security Provider or Material Subsidiary, any Creditor which benefited from that set-off shall pay an amount equal to the amount of the Liabilities owed to it which are discharged by that set-off to the Security Agent for application in accordance with Clause 9 (Application of Proceeds).

3.3	Non-cash distributions

If the Security Agent or any Creditor receives a distribution in a form other than in cash in respect of any of the Liabilities, the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Liabilities.

3.4	Filing of claims

After the occurrence of an Insolvency Event, each Creditor irrevocably authorises the Security Agent (acting in accordance with Clause 3.6 (Security Agent instructions)), on its behalf, to:

(a)

take any Enforcement Action (in accordance with the terms of this Agreement) against the Debtor, Security Provider or Material Subsidiary the subject of that Insolvency Event (and for the avoidance of doubt, no Enforcement Action falling within paragraph (b) of the definition thereof may be taken against the Transaction Security except (i) for the actions required to be taken by a Creditor to give rise to an Enforcement Event and (ii) in accordance with Clause 6 (Enforcement of Transaction Security));

(b)	demand, sue, prove and give receipt for any or all of that member of the Debtor’s, Security Provider’s or Material Subsidiary’s Liabilities;

(c)	collect and receive all distributions on, or on account of, any or all of that Debtor’s, Security Provider’s or Material Subsidiary’s Liabilities; and

(d)	file claims, take proceedings and do all other things the Security Agent considers reasonably necessary to recover that Debtor’s, Security Provider’s or Material Subsidiary’s Liabilities.

3.5	Actions of Creditors

Each Creditor will:

(a)	do all things that the Security Agent (acting in accordance with Clause 3.6 (Security Agent instructions)) reasonably requests in order to give effect to this Clause 3; and

(b)

if the Security Agent is not entitled to take any of the actions contemplated by this Clause 3 or is otherwise prevented from taking or, in respect of any Creditor, unable to take, the actions contemplated by this Clause 3 and (acting in accordance with Clause 3.6 (Security Agent instructions)) requests that a Creditor take that action, undertake that action itself in accordance with the instructions of the Security Agent (acting in accordance with Clause 3.6 (Security Agent instructions)) or grant a power of attorney to the Security Agent (on such terms as the Security Agent (acting in accordance with Clause 3.6 (Security Agent instructions)) may reasonably require) to enable the Security Agent to take such action under applicable law (any such power of attorney, with respect to any enforcement of Transaction Security governed by Spanish law or any claim against a Debtor or Security Provider incorporated in Spain, shall be notarised and apostilled).

3.6	Security Agent instructions

For the purposes of Clause 3.4 (Filing of claims) and Clause 3.5 (Actions of Creditors) the Security Agent shall act:

(a)	on the instructions of the Instructing Group; or

(b)

(other than with respect to the enforcement of Transaction Security which, for the avoidance of doubt, shall be conducted in the manner contemplated by Clause 6.2 (Enforcement instructions)) in the absence of any such instructions but subject to Clause 10.10 (Excluded Obligations), as the Security Agent sees fit.

4.	TURNOVER OF RECEIPTS

4.1	Turnover by the Creditors

Subject to Clause 4.3 (Permitted assurance and receipts), if at any time prior to the Final Discharge Date, any Creditor receives or recovers:

(a)	any Payment or distribution of, or on account of or in relation to, any of the Liabilities which is not either:

(i)	a Permitted Payment; or

(ii)	made in accordance with Clause 9 (Application of Proceeds);

(b)	other than where Clause 3.2 (Set-Off) applies, any amount by way of set-off in respect of any of the Liabilities owed to it which does not give effect to a Permitted Payment;

(c)	notwithstanding paragraphs (a) and (b) above, and other than where Clause 3.2 (Set-Off) applies, any amount:

(i)	on account of, or in relation to, any of the Liabilities:

(A)	after the occurrence of a Participating Creditor Acceleration Event; or

(B)	as a result of any other litigation or proceedings against a Debtor or a Security Provider (other than after the occurrence of an Insolvency Event); or

(ii)	by way of set-off in respect of any of the Liabilities owed to it after the occurrence of a Participating Creditor Acceleration Event;

(d)	the proceeds of any enforcement of any Transaction Security except in accordance with Clause 9 (Application of Proceeds); or

(e)

other than where Clause 3.2 (Set-Off) applies, any distribution in cash or in kind or Payment of, or on account of or in relation to, any of the Liabilities owed by any Debtor or Security Provider which is not in accordance with Clause 9 (Application of Proceeds) and which is made as a result of, or after, the occurrence of an Insolvency Event, that Creditor will promptly after becoming aware of the same, notify the Security Agent in writing and:

(i)	in relation to receipts and recoveries not received or recovered by way of set-off:

(A)

to the fullest extent permitted by applicable law, hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and promptly pay that amount to the Security Agent for application in accordance with the terms of this Agreement or, alternatively, promptly pay an amount equal to that receipt to the Security Agent for application in accordance with the terms of this Agreement; and

(B)

promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement; and

(ii)

in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Security Agent for application in accordance with the terms of this Agreement.

4.2	Adjustments

In the event that any Secured Party receives or recovers and retains any amount in satisfaction of any Liabilities other than as permitted by and under the terms of this Agreement the amounts to be received by it in accordance with Clause 9 (Application of Proceeds) will be reduced by an amount equal to the amount of such receipt or recovery.

4.3	Permitted assurance and receipts

Nothing in this Agreement shall restrict the ability of any Secured Party to:

(a)

arrange with any person which is not a member of the Group any assurance against loss in respect of, or reduction of its credit exposure to, a Debtor (including assurance by way of credit based derivative or sub-participation); or

(b)	make any assignment or transfer permitted by Clause 13 (Changes to the Parties),

which is permitted by the relevant Debt Documents and that Secured Party shall not be obliged to account to any other Secured Party, Debtor or Security Provider for any sum received by it as a result of that action.

4.4	Sums received by Debtors or Security Providers

If, prior to the Final Discharge Date, any of the Debtors or Security Providers receives or recovers any sum which, under the terms of any of the Debt Documents, should have been paid to the Security Agent, that Debtor or Security Provider will, promptly after becoming aware of the same, notify the Security Agent in writing and:

(a)

to the fullest extent permitted by applicable law, hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and promptly pay that amount to the Security Agent for application in accordance with the terms of this Agreement or, alternatively, promptly after becoming aware of such receipt or recovery, pay that amount to the Security Agent for application in accordance with this Agreement; and

(b)

promptly after becoming aware of such receipt or recovery, pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement.

4.5	Saving provision

If, for any reason, any of the trusts expressed to be created in this Clause 4 should fail or be unenforceable, the affected Creditor, Debtor or Security Provider will, promptly on becoming aware of such failure or unenforceability, notify the Security Agent in writing and pay an amount equal to that receipt or recovery to the Security Agent to be held on trust by the Security Agent for application in accordance with the terms of this Agreement.

5.	REDISTRIBUTION

5.1	Recovering Creditor’s rights

(a)

Any amount paid by a Creditor (a “Recovering Creditor”) to the Security Agent under Clause 3 (Effect of Insolvency Event) or Clause 4 (Turnover of Receipts) shall be treated as having been paid by the relevant Debtor (or, if applicable, the relevant Security Provider) and distributed to the Security Agent, Creditors, Noteholder Trustees and Noteholders (each a “Sharing Creditor”) in accordance with the terms of this Agreement.

(b)

On a distribution by the Security Agent under paragraph (a) above of a Payment received by a Recovering Creditor from a Debtor (or, if applicable, a Security Provider), as between the relevant Debtor and the Recovering Creditor an amount equal to the amount received or recovered by the Recovering Creditor and paid to the Security Agent (the “Shared Amount”) will be treated as not having been paid by that Debtor (or, as the case may be, that Security Provider).

5.2	Reversal of redistribution

(a)

If any part of the Shared Amount received or recovered by a Recovering Creditor becomes repayable to a Debtor (or, if applicable, a Security Provider) and is repaid by that Recovering Creditor to that Debtor (or, as the case may be, Security Provider), then:

(i)

each Sharing Creditor (other than the Security Agent) shall, upon request of the Security Agent, pay to the Security Agent for the account of that Recovering Creditor an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Creditor for its proportion of any interest on the Shared Amount which that Recovering Creditor is required to pay) (the “Redistributed Amount”); and

(ii)

as between the relevant Debtor (or, as the case may be, Security Provider) and each relevant Sharing Creditor, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Debtor (or, as the case may be, Security Provider).

(b)

The Security Agent shall not be obliged to pay any Redistributed Amount to a Recovering Creditor under paragraph (a)(i) above until it has been able to establish to its reasonable satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Creditor.

6.	ENFORCEMENT OF TRANSACTION SECURITY

6.1	Enforcement Event

The Transaction Security shall be immediately enforceable on the occurrence of an Enforcement Event.

6.2	Enforcement instructions

(a)	Following an Enforcement Event, the Security Agent shall not take any Enforcement Action against the Transaction Security unless expressly instructed to do so in writing by the Instructing Group.

(b)	Following an Enforcement Event, the Security Agent may instruct the Mexican Security Trustee to take Enforcement Action only in accordance with the terms of the Mexican Security Trust Agreement.

(c)

Subject to the Transaction Security having become enforceable in accordance with Clause 6.1 (Enforcement Event) above, the Instructing Group may give or refrain from giving instructions to the Security Agent to enforce or refrain from enforcing the Transaction Security as they see fit and:

(i)	no other Secured Party shall have a right to request the enforcement of the Transaction Security; and

(ii)

if the Instructing Group determines to enforce the Transaction Security, it shall direct the Security Agent (in writing) as to the method of enforcement it may pursue in enforcing the Transaction Security, as to whether all or part of the Transaction Security is to be enforced and give all other directions in respect of the enforcement of the Transaction Security as the Instructing Group sees fit.

(d)

Having received such directions referred to in sub-paragraph (c)(ii) above as to the method of enforcement and the identity of the Transaction Security to be enforced (and in the absence of further written instructions from the Instructing Group), the Security Agent may act as it sees fit (including, without limitation, the selection of any administrator of any Debtor or Security Provider to be appointed by the Security Agent) and in accordance with applicable law and pursuant to the specific terms of the relevant Transaction Security Documents.

(e)	The Security Agent is entitled to conclusively rely on and comply with instructions given in accordance with this Clause 6.2 (Enforcement instructions).

6.3	Exercise of voting rights

(a)

Each Creditor agrees with the Security Agent that it will cast its vote in any proposal put to the vote by or under the supervision of any judicial or supervisory authority in respect of any insolvency, pre-insolvency or rehabilitation or similar proceedings relating to any member of the Group insofar as such proceedings relate to the Transaction Security (or any enforcement or realisation thereof) as instructed by the Security Agent.

(b)	The Security Agent shall give instructions for the purposes of paragraph (a) of this Clause 6.3 (Exercise of voting rights) as directed by the Instructing Group.

6.4	Waiver of rights

To the extent permitted under applicable law and subject to Clause 6.2 (Enforcement instructions), paragraph (c) of Clause 7.2 (Distressed Disposals) and Clause 9 (Application of Proceeds), each Creditor, each Debtor and Security Provider waives all rights it may otherwise have to require that the Transaction Security be enforced in any particular order or manner or at any particular time or that any sum received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security, which is capable of being applied in or towards discharge of any of the Secured Obligations is so applied.

7.	PROCEEDS OF DISPOSALS OF CHARGED PROPERTY

7.1	Non-Distressed Disposals

(a)	In this Clause 7.1:

“Disposal Proceeds” means the proceeds of a Non-Distressed Disposal (as defined in paragraph (b) below).

(b)

Where, in respect of a disposal of an asset which is subject to the Transaction Security to a person or persons outside the Group, the Security Agent receives, in writing, notice from the Administrative Agent that such disposal is permitted under the Financing Agreement and notice from the relevant Debtor or Security Provider making the disposal that such disposal is not a Distressed Disposal, (a “Non-Distressed Disposal”), the Security Agent is irrevocably authorised (at the cost of the relevant Debtor, Security Provider or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Debtor or Security Provider) but subject to paragraph (c) below to (or, in the case of the Mexican Security Trust Agreement, to instruct the Mexican Security Trustee to) with effect on and from the date of completion of such disposal:

(i)	release (or permit the release of) the Transaction Security or any other claim (relating to a Debt Document) over that asset;

(ii)

where that asset consists of shares in the capital of a Debtor (or, if applicable, a Security Provider), to release the Transaction Security or any other claim (relating to a Debt Document) over the assets of that Debtor (or, as the case may be, that Security Provider);

(iii)

execute and deliver or enter into (or cause the execution, delivery or entry into) any release of the Transaction Security or any claim described in paragraphs (i) and (ii) above that may, in the discretion of the Security Agent, be considered necessary or desirable.

(c)

If that Non-Distressed Disposal is not completed, no release of Transaction Security or any claim described in paragraph (b) above shall take effect and, with respect to the relevant asset, the Transaction Security or claim referred to in paragraph (b) above shall continue in such force and effect.

(d)

Where any Disposal Proceeds are required to be applied in mandatory prepayment of the Participating Creditor Liabilities, then the Disposal Proceeds shall be applied in or towards Payment of the Participating Creditor Liabilities in accordance with the terms of the Financing Agreement and the consent of any other Secured Party, Debtor or Security Provider shall not be required for that application.

7.2	Distressed Disposals

(a)

Subject to paragraph (d) below, where a Distressed Disposal is being effected, (and following receipt by the Security Agent, in writing, of notice of the same from, in the case of a Distressed Disposal under paragraph (a) of the definition thereof, the Instructing Group in accordance with Clause 6.2 (Enforcement Instructions) or, in the case of a Distressed Disposal under paragraph (b) of the definition thereof, from the relevant Debtor or Security Provider making such disposal) the Security Agent is irrevocably authorised (at the cost of the relevant Debtor, Security Provider, or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Debtor or Security Provider) to (or, in the case of the Mexican Security Trust Agreement, to instruct the Mexican Security Trustee to):

(i)

release of Transaction Security: (other than where sub-paragraphs (ii) or (iii) below apply) release (or cause the release of) the Transaction Security or any other claim over that asset and execute and deliver or enter into any release of that Transaction Security or claim that may, in the discretion of the Security Agent (or, as the case may be, the Mexican Security Trustee), be considered necessary or desirable;

(ii)

release of liabilities and Transaction Security on a share sale (Debtor/Security Provider): if the asset which is disposed of consists of shares in the capital of a Debtor (or, if applicable, a Security Provider), release (or cause the release of) any Transaction Security granted by that Debtor (or, if applicable, a Security Provider) or any Subsidiary of that Debtor (or, if applicable, a Security Provider) over any of its assets and any other claim of another Debtor over assets of that Debtor or over the assets of any Subsidiary of that Debtor (or, if applicable, a Security Provider) (on behalf of the relevant Secured Parties and Debtors) and that Debtor (or, if applicable, a Security Provider) and any Subsidiary of that Debtor (or, if applicable, a Security Provider) shall be automatically released from all or any part of:

(A)	its Borrowing Liabilities; and

(B)	its Guarantee Liabilities and Existing Guarantee Liabilities;

(iii)

release of liabilities and Transaction Security on a share sale (Holding Company of a Debtor or a Security Provider which is not itself a Debtor or a Security Provider): if the asset which is disposed of consists of shares in the capital of any Holding Company of a Debtor or Security

Provider, release (or cause the release of) any Transaction Security granted by any Subsidiary of that Holding Company over any of its assets and any other claim of another Debtor over the assets of any Subsidiary of that Holding Company (on behalf of the relevant Secured Parties and Debtors) and that Holding Company and any Subsidiary of that Holding Company shall be automatically released from all or any part of:

(A)	its Borrowing Liabilities; and

(B)	its Guarantee Liabilities and Existing Guarantee Liabilities.

(b)

The net proceeds of each Distressed Disposal shall be paid (including by the Mexican Security Trustee) to the Security Agent for application in accordance with Clause 9 (Application of Proceeds) as if those proceeds were the proceeds of an enforcement of the Transaction Security.

(c)

In the case of a Distressed Disposal effected by or at the request of the Security Agent (acting in accordance with paragraph (d) below), the Security Agent shall take reasonable care to obtain a fair market price having regard to the prevailing market conditions (though each of the other Parties to this Agreement acknowledges and agrees that the Security Agent shall have no obligation to postpone any such Distressed Disposal in order to achieve a higher price) (or, in respect of a disposition under the Mexican Security Trust Agreement shall observe the provisions set forth in the Mexican Security Trust Agreement in respect of foreclosure by the Mexican Security Trustee thereunder).

(d)	For the purposes of paragraphs (a) and (c) above, the Security Agent shall act:

(i)	if the relevant Distressed Disposal is being effected by way of enforcement of the Transaction Security, in accordance with paragraph (c) of Clause 6.2 (Enforcement instructions); and

(ii)	in any other case:

(A)	on the instructions of the Instructing Group; or

(B)	in the absence of any such instructions but subject to Clause 10.10 (Excluded Obligations), as the Security Agent sees fit.

(e)

The Security Agent, directly or through any Delegate, shall have the right to instruct the Mexican Security Trustee (where the Security Agent itself is instructed as provided in this Agreement), to effect a Distressed Disposal as permitted under the terms of the Mexican Security Trust Agreement, and the Security Agent shall itself take any such action or execute and deliver or enter into any document that may, in the discretion of the Security Agent, be considered necessary or desirable to release the Transaction Security constituted by the Mexican Security Trust Agreement.

7.3	Creditors’, Debtors’ and Security Providers’ actions

Each Creditor, Debtor and Security Provider will:

(a)	do all things that:

(i)	in the case of a Debtor or a Security Provider in relation to a Distressed Disposal under Clause 7.2, the Security Agent requests; or

(ii)	in any other case, the Security Agent reasonably requests,

in order to give effect to this Clause 7 (which shall include, without limitation, the execution of any assignments, transfers, releases or other documents that the Security Agent may consider to be necessary to give effect to the releases or disposals contemplated by this Clause 7); and

(b)

if the Security Agent is not entitled to take any of the actions contemplated by this Clause 7 or is otherwise prevented from taking or, with respect to any Creditor, unable to take the actions contemplated by this Clause 7 and requests that a Creditor take that action, each Creditor will undertake that action itself in accordance with the instructions of the Security Agent or grant a power of attorney to the Security Agent (on such terms as the Security Agent may reasonably require) to enable the Security Agent to take such action under applicable law (any such power of attorney, with respect to any enforcement of Transaction Security governed by Spanish law or any claim against a Debtor or Security Provider incorporated in Spain, shall be notarised and apostilled);

(c)

if the Security Agent is not entitled to take any of the actions contemplated by this Clause 7 with respect to any Debtor or Security Provider or requests that any Debtor or Security Provider take any such action, such Debtor or Security Provider shall take that action itself in accordance with the instructions of the Security Agent, provided that the proceeds of those disposals are applied in accordance with Clause 7.1 (Non-Distressed Disposals) or Clause 7.2 (Distressed Disposals) as the case may be.

8.	AUTOMATIC RELEASE OF TRANSACTION SECURITY

8.1	Release of Mexican Security Trust Agreement

On the first Business Day falling after the Effective Date on which all of the following conditions are met:

(a)

the Base Currency Amount of the Exposures of the Participating Creditors under the Facilities has, since the Reference Date, been reduced by an aggregate amount equal to at least 41.4 per cent. of the aggregate Exposures of the Participating Creditors under the Facilities as at the Reference Date;

(b)

the Consolidated Leverage Ratio for any testing date falling during any Reference Period in respect of which a Compliance Certificate has been (or is required to have been) delivered under the Financing Agreement (as each such term is defined therein) was not greater than 3.50:1; and

(c)	no Default is continuing,

(and subject to receipt of written notice from the Administrative Agent in accordance with Clause 8.3 (Notification by Administrative Agent)) the Security Agent is irrevocably authorised (at the cost of the relevant Debtor, Security Provider or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Debtor or Security Provider) to promptly instruct (and the Security Agent shall so instruct) the Mexican Security Trustee to release the Security over the assets of the Mexican Security Trust Agreement and any of the assets subject to the Mexican Security Trust Agreement, and to execute and deliver or enter into any termination or release of that Transaction Security and any assets affected thereunder if approved in exchange for a release from the other parties to the Mexican Security Trust Agreement.

8.2	Release of Transaction Security - other jurisdictions

On the first Business Day falling after the Effective Date on which all of the following conditions are met:

(a)

the Base Currency Amount of the Exposures of the Participating Creditors under the Facilities has, since the Reference Date, been reduced by an aggregate amount equal to at least 50.96 per cent. of the aggregate Exposure of the Participating Creditors under the Facilities as at the Reference Date;

(b)

the Consolidated Leverage Ratio for two consecutive testing dates falling during any Reference Period in respect of which Compliance Certificates have been (or are required to have been) delivered under the Financing Agreement (as each such term is defined therein) was not greater than 3.50:1; and

(c)	no Default is continuing,

(and subject to receipt of written notice from the Administrative Agent in accordance with Clause 8.3 (Notification by Administrative Agent)) the Security Agent is irrevocably authorised (at the cost of the relevant Debtor, Security Provider or the Parent and without any consent, sanction, authority or further confirmation from any Secured Party, Debtor or Security Provider) to promptly release (and the Security Agent shall so release) the Transaction Security not already released pursuant to Clause 8.1 (Release of Mexican Security Trust Agreement) and any other claim over the assets subject to that Transaction Security, and to execute and deliver or enter (and the Security Agent shall execute and deliver or enter into) into any release of that Transaction Security or claim that may, in the discretion of the Security Agent, be considered necessary or desirable.

8.3	Notification by Administrative Agent

The Administrative Agent shall promptly notify the Security Agent in writing on the date at which the conditions set out in Clause 8.1 (Release of Mexican Security Trust Agreement) have been satisfied and on the date at which the conditions set out in Clause 8.2 (Release of Transaction Security - other jurisdictions) have been satisfied.

8.4	Creditors’, Debtors’ and Security Providers’ actions

Each Creditor, Debtor and Security Provider will:

(a)

do all things that the Security Agent reasonably requests in order to give effect to this Clause 8 (which shall include, without limitation, the execution of any assignments, transfers, releases or other documents that the Security Agent may consider to be necessary to give effect to the releases contemplated by Clause 8.1 (Release of Mexican Security Trust Agreement) and Clause 8.2 (Release of Transaction Security - other jurisdictions));

(b)

if the Security Agent is not entitled to take any of the actions contemplated by this Clause 8 or is otherwise prevented from taking or, with respect to any Creditor, unable to take the actions contemplated by this Clause 8 and requests that a Creditor take that action, each Creditor will undertake that action itself in accordance with the instructions of the Security Agent or grant a power of attorney to the Security Agent (on such terms as the Security Agent may reasonably require) to enable the Security Agent to take such action under applicable law (any such power of attorney, with respect to any enforcement of Transaction Security governed by Spanish law or any claim against a Debtor or Security Provider incorporated in Spain, shall be notarised and apostilled); and

(c)

if the Security Agent is not entitled to take any of the actions contemplated by this Clause 8 with respect to any Debtor or Security Provider or requests that any Debtor or Security Provider take any such action, such Debtor or Security Provider shall take that action itself in accordance with the instructions of the Security Agent.

9.	APPLICATION OF PROCEEDS

9.1	Order of application - Transaction Security Recoveries

Subject to Clause 9.3 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent prior to the Final Discharge Date in connection with the realisation or enforcement of all or any part of the Transaction Security (including, amounts received or recovered as a result of realisation or enforcement of all or part of the Transaction Security pursuant to Clause 10.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) or Clause 10.3 (Notes Parallel Debt (Covenant to pay the Security Agent)) (for the purposes of this Clause 9.1, the “Transaction Security Recoveries”) shall be held by the Security Agent on trust to apply them as soon as reasonably practicable after the Security Agent has made (to its sole satisfaction) the calculations necessary to perform the distributions required pursuant to this Clause 9.1, to the extent permitted by applicable law (and subject to the provisions of this Clause 9.1 (Application of Proceeds - Transaction Security Recoveries)), in the following order of priority:

(a)

in discharging any sums owing to the Security Agent (including, for the avoidance of doubt, any legal or other professional advisers’ fees and all related taxes incurred thereon by the Security Agent), any Receiver or any Delegate or the Mexican Security Trustee;

(b)

in payment of all costs and expenses reasonably incurred by any Secured Party (without double-counting) in connection with any realisation or enforcement of the Transaction Security (including, without limitation, the reasonable fees of any adviser, trustee or agent) taken in accordance with the terms of this Agreement or any action taken at the request of the Security Agent under Clause 3.5 (Actions of Creditors) or Clause 7.3 (Creditors’, Debtors’ and Security Providers’ actions);

(c)	in payment to:

(i)	the Administrative Agent on its own behalf and on behalf of the Participating Creditors;

(ii)	each Refinancing Creditor Representative on its own behalf and on behalf of the Refinancing Creditors which it represents;

(iii)	each Noteholder Trustee on its own behalf and on behalf of the relevant Noteholders which it represents; and

(iv)	any Noteholder not represented by a Noteholder Trustee,

for application towards the discharge of the Agent Liabilities, the Participating Creditor Liabilities and the Refinancing Creditor Liabilities (in accordance with the terms of the Finance Documents or, as the case may be, the Refinancing Documents) and the Noteholder Trustee Liabilities and the Noteholder Liabilities (in accordance with the terms of the Noteholder Documents), on a pro rata and pari passu basis;

(d)

if none of the Debtors is under any further actual or contingent liability under any Debt Document, in payment to any person to whom the Security Agent is obliged, as a matter of law, to pay in priority to any Debtor; and

(e)	the balance, if any, in payment to the relevant Debtor.

9.2	Order of application - Debt Claim Recoveries

Subject to Clause 9.3 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent prior to the Final Discharge Date from a Borrower in respect of any Borrowing Liabilities or from a Guarantor pursuant to the terms of any Guarantee Clause, (including, in connection therewith, pursuant to Clause 10.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) but excluding:

(a)	any amounts received or recovered in connection with the realisation or enforcement of all or any part of the Transaction Security; and

(b)

any amounts received from a Borrower which are required to be applied in repayment or prepayment of (i) the Facilities pursuant to clauses 11 (Repayment), 12 (Illegality, Voluntary Prepayment and Cancellation) or clause 13 (Mandatory Prepayment) of the Financing Agreement or, as the case may be, (ii) the Refinancing Debt in accordance with the repayment or prepayment provisions of the relevant Refinancing Documents,

(for the purposes of this Clause 9.2, the “Debt Claim Recoveries”) shall be held by the Security Agent on trust to apply such Debt Claim Recoveries as soon as reasonably practicable after the Security Agent has made (to its sole satisfaction) the calculations necessary to perform the distributions required pursuant to this Clause 9.2, to the extent permitted by applicable law (and subject to the provisions of this Clause 9.2 (Application of Proceeds - Debt Claim Recoveries)), in the following order of priority:

(i)

in the case of (x) a Borrower which owes Borrowing Liabilities only, or (y) a Guarantor which owes Guarantee Liabilities (but not Existing Guarantee Liabilities), or (z) a Debtor which is a Borrower and a Guarantor and owes Borrowing Liabilities and Guarantee Liabilities (but not Existing Guarantee Liabilities):

(A)

in discharging any sums owing to the Security Agent (including, for the avoidance of doubt, any legal or other professional advisers’ fees and all taxes incurred thereon by the Security Agent), any Receiver or any Delegate;

(B)

in payment of all costs and expenses reasonably incurred by any Creditor (without double counting) in connection with any action taken at the request of the Security Agent under Clause 3.5 (Actions of Creditors), paragraph (a) of Clause 7.3 (Creditors’, Debtors’ and Security Providers’ actions) or Clause 8.4 (Creditors’, Debtors’ and Security Providers’ actions);

(C)

in payment to the Administrative Agent (on its own behalf and on behalf of the Finance Parties) and to each Refinancing Creditor Representative (on its own behalf and on behalf of the Refinancing Creditors which it represents) for application towards the discharge of the Borrowing Liabilities owed to the Finance Parties or the Refinancing Parties by that Borrower (in accordance with the terms of the Finance Documents or, as the case may be, the Refinancing Documents) on a pro rata and pari passu basis;

(D)	in payment to the Administrative Agent (on its own behalf and on behalf of the Finance Parties) and to each Refinancing Creditor Representative (on its own behalf and on behalf of the Refinancing

Creditors which it represents) for application towards the discharge of the Guarantee Liabilities (if any) owed to the Finance Parties or the Refinancing Parties by that Guarantor (in accordance with the terms of the Finance Documents or, as the case may be, the Refinancing Documents) on a pro rata and pari passu basis;

(E)

if none of the Debtors is under any further actual or contingent liability under any Debt Document, in payment to any person to whom the Security Agent is obliged, as a matter of law, to pay in priority to any Debtor; and

(F)	the balance, if any, in payment to the relevant Debtor; and

(ii)

in the case of (x) a Debtor which is a Borrower and a Guarantor and owes Borrowing Liabilities and Existing Guarantee Liabilities (in addition to (or, as the case may be, instead of) Guarantee Liabilities), or (y) a Guarantor which owes Existing Guarantee Liabilities (in addition to (or, as the case may be, instead of) Guarantee Liabilities):

(A)

in discharging any sums owing to the Security Agent (including, for the avoidance of doubt, any legal or other professional advisers’ fees and all taxes incurred thereon by the Security Agent), any Receiver or any Delegate;

(B)

in payment of all costs and expenses reasonably incurred by any Agent or any Participating Creditor (without double counting) in connection with any action taken at the request of the Security Agent under Clause 3.5 (Actions of Creditors), paragraph (a) of Clause 7.3 (Creditors’, Debtors’ and Security Providers’ actions) or Clause 8.4 (Creditors’, Debtors’ and Security Providers’ actions);

(C)	in payment to:

(1)

the Administrative Agent for application to those Finance Parties to which (in each case) such Borrower or Guarantor owes Borrowing Liabilities or Existing Guarantee Liabilities towards the discharge of such Liabilities in accordance with the terms of the relevant Existing Finance Documents under which such Borrowing Liabilities or Existing Guarantee Liabilities arose; and

(2)

each Refinancing Creditor Representative on its own behalf and for application to the Refinancing Creditors which it represents to which such Borrower owes Borrowing Liabilities towards the discharge of such Liabilities in accordance with the terms of the relevant Refinancing Documents, on a pro rata and pari passu basis between paragraphs (1) and (2) above (but not, for the avoidance of doubt, towards the discharge of any other Liabilities owed by that Borrower or Guarantor or any other Debtor to those Finance Parties under any of the other Finance Documents);

(D)	following the discharge in full of all Borrowing Liabilities or, as the case may be, Existing Guarantee Liabilities of such Borrower or Guarantor pursuant to sub paragraph (C) above, in payment to:

(1)	the Administrative Agent (on its own behalf and on behalf of the Finance Parties); and

(2)	to each Refinancing Creditor Representative (on its own behalf and on behalf of the Refinancing Creditors which it represents),

for application towards the discharge of the Guarantee Liabilities, owed to the Finance Parties or the Refinancing Parties by that Guarantor (in accordance with the terms of the Finance Documents or, as the case may be, the Refinancing Documents) on a pro rata and pari passu basis between paragraphs (1) and (2) above;

(iii)

if none of the Debtors is under any further actual or contingent liability under any Debt Document, in payment to any person to whom the Security Agent is obliged, as a matter of law, to pay in priority to any Debtor; and

(iv)	the balance, if any, in payment to the relevant Debtor.

9.3	Prospective liabilities

Following a Participating Creditor Acceleration Event, the Security Agent may, in its sole discretion and to the fullest extent permitted by applicable law, hold any amount of the Debt Claim Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with a financial institution (including itself) which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A- or higher by S&P or A- or higher by Fitch or A3 or higher by Moody’s or a comparable rating from an internationally recognised credit rating agency and for so long as the Security Agent shall think fit (but no later than 180 days) (the interest being credited to the relevant account) for later application under Clause 9.1 (Order of Application – Transaction Security Recoveries) or Clause 9.2 (Order of Application – Debt Claim Recoveries) in respect of:

(a)

any sum to any Security Agent (including, for the avoidance of doubt, any legal or other professional advisers’ fees and all taxes incurred thereon by the Security Agent), any Receiver or any Delegate; and

(b)	any part of the Participating Creditor Liabilities, the Refinancing Creditor Liabilities, the Noteholder Liabilities, the Noteholder Trustee Liabilities or the Agent Liabilities,

that the Security Agent reasonably considers, in each case, might become due or owing at any time in the future.

9.4	Investment of proceeds

Prior to the application of the proceeds of the Security Property in accordance with Clause 9.1 (Order of Application—Transaction Security Recoveries) or Clause 9.2 (Order of Application - Debt Claim Recoveries) the Security Agent may, in its sole discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with a financial institution (including itself) which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A- or higher by S&P or A- or higher by Fitch or A3 or higher by Moody’s or a comparable rating from an internationally recognised credit rating agency and for so long as the Security Agent shall deem necessary (the interest being credited to the relevant account) pending the application from time to time of those monies in the Security Agent’s discretion in accordance with the provisions of this Clause 9.4.

9.5	Currency Conversion

(a)

For the purpose of, or pending the discharge of, any of the Secured Obligations the Security Agent may convert any monies received or recovered by the Security Agent into the Base Currency, at the Security Agent’s Spot Rate of Exchange.

(b)

The obligations of any Debtor (or, to the extent applicable in relation to Transaction Security granted by it, any Security Provider) to pay amounts due in the specified currency shall only be satisfied to the extent of the amount in the specified currency purchased after deducting the costs of conversion.

9.6	Permitted Deductions

The Security Agent shall be entitled, in its sole discretion (acting reasonably), (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of taxes or otherwise) which it is or shall be required by any applicable law to make from any distribution or payment made by it under this Agreement, and to pay all Taxes which are assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties (save where such duties are performed in such a way that loss is suffered through gross negligence or wilful default), or by virtue of its capacity as Security Agent under any of the Debt Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

9.7	Good Discharge

(a)	Any payment to be made in respect of the Secured Obligations by the Security Agent:

(i)	may be made to the Administrative Agent on behalf of the Participating Creditors and the Participating Creditors’ Representatives;

(ii)	may be made to the relevant Refinancing Creditors’ Representative on behalf of its Refinancing Creditors;

(iii)	may be made, in the case of Noteholders represented by a Noteholder Trustee, to the relevant Noteholder Trustee on behalf of its Noteholders, and to any Noteholder not so represented, directly,

and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent.

(b)

The Security Agent is under no obligation to make the payments to any Agent or any Noteholder Trustee under paragraph (a) of this Clause 9.7 in the same currency as that in which the Liabilities owing to the relevant Creditor or Noteholder are denominated.

(c)

The Security Agent is under no obligation to make payments to any Noteholder not represented by a Noteholder Trustee, as contemplated under paragraph (a) of this Clause 9.7, unless that Noteholder has provided evidence satisfactory to the Security Agent, in its sole discretion (but acting reasonably), of (i) its identity, (ii) its holding of, or entitlement under, the Notes and (iii) the amounts claimed to be owed to it under those Notes.

9.8	Calculation of Amounts

For the purpose of calculating any person’s share of any sum payable to or by it, the Security Agent shall be entitled to:

(a)

notionally convert the Liabilities owed to any person into the Base Currency (decided by the Security Agent in its discretion acting reasonably), that notional conversion to be made at the Security Agent’s Spot Rate of Exchange; and

(b)

assume that all moneys received or recovered as a result of the enforcement or realisation of the Security Property are applied in discharge of the Liabilities in accordance with the terms of the Debt Documents under which those Liabilities have arisen.

9.9	Application and consideration

In consideration for the covenants given to the Security Agent by each Debtor in Clause 10.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) and Clause 10.3 (Notes Parallel Debt (Covenant to pay the Security Agent)), the Security Agent agrees with each Debtor to apply all moneys from time to time paid by such Debtor to the Security Agent in accordance with the provisions of Clause 9.1 (Order of Application - Transaction Security Recoveries).

10.	THE SECURITY AGENT

10.1	Trust

(a)

The Security Agent declares that it shall hold the Security Property (save as provided in paragraph (b) below) on trust (in the case of the Transaction Security affected under the Mexican Security Trust Agreement, through the Mexican Security Trustee) for (or, if required by any Security Document, as an agent acting in the name and on behalf of) the equal and rateable benefit of the Secured Parties on the terms contained in this Agreement.

(b)

The Security Agent declares that it, in the circumstances described in paragraph (f) of Clause 10.3 (Notes Parallel Debt (Covenant to pay the Security Agent)) shall hold the Notes Parallel Debt Recoveries on trust for the Notes Secured Parties on the terms contained in this Agreement (and, with respect to such trust, as if references to “Secured Parties” in this Clause 10 were references to the Notes Secured Parties).

(c)

By acceptance of the benefits of this Agreement, each Secured Party (whether or not a Party to this Agreement) (i) consents or, as the case may be, is deemed to consent, to the appointment of the Security Agent as trustee under this Agreement, (ii) confirms that the Security Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any remedies under or with respect to any Transaction Security Document and the giving or withholding of any consent or approval relating to any Charged Property or the Liabilities of any Debtor or Security Provider relating thereto, and (iii) agrees that, except as provided in this Agreement, it shall not take any action to enforce any of such remedies or give any such consents or approvals.

(d)

Each of the Parties to this Agreement agrees (and each Noteholder Trustee and Noteholder, by accepting the benefits of this Agreement, shall be deemed to agree) that the Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Security Documents to which the Security Agent is expressed to be a party (and no others shall be implied) subject at all times to the provisions of this Agreement limiting the responsibility or liability of the Security Agent.

(e)	It is expressly understood and agreed by the Parties to this Agreement (and each Noteholder Trustee and Noteholder, by accepting the benefits of this Agreement, shall be deemed to agree) that:

(i)

this Agreement is executed and delivered by the Security Agent not individually or personally but solely in its capacity as the Security Agent in the exercise of the powers and authority conferred and vested in it under this Agreement and the Debt Documents to which it is expressed to be a party;

(ii)

in no case shall the Security Agent be (i) responsible or accountable in damages or otherwise to any other Secured Party, Debtor or Security Provider for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Security Agent in good faith in accordance with this Agreement and the Debt Documents in a manner within the scope of the authority conferred on it by this Agreement and the Debt Documents or by law (otherwise than as a result of its gross negligence or wilful misconduct), or (ii) personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of any other Secured Party, Debtor or Security Provider all such liability, if any, being expressly waived by the Secured Parties, Debtors and Security Providers and any person claiming by, through or under such Secured Party, Debtor or Security Provider, and it is also acknowledged that the Security Agent shall have no responsibility for the actions of any Creditor.

10.2	Finance Parallel Debt (Covenant to pay the Security Agent)

(a)

Notwithstanding any other provision of this Agreement, each Debtor hereby irrevocably and unconditionally undertakes to pay to the Security Agent, as creditor in its own right and not as representative of the other Finance Secured Parties, sums equal to and in the currency of each amount payable by such Debtor to each of the Finance Secured Parties under each of the Finance Secured Documents as and when that amount falls due for payment under the relevant Finance Secured Document or would have fallen due but for any discharge resulting from failure of another Finance Secured Party to take appropriate steps, in Insolvency Proceedings affecting that Debtor, to preserve its entitlement to be paid that amount (in respect of each Debtor, its “Finance Parallel Debt”).

(b)

The Security Agent shall have its own independent right to demand payment of the amounts payable by each Debtor under this Clause 10.2, irrespective of any discharge of such Debtor’s obligation to pay those amounts to the other Finance Secured Parties resulting from failure by them to take appropriate steps, in Insolvency Proceedings affecting that Debtor, to preserve their entitlement to be paid those amounts.

(c)

Any amount due and payable by a Debtor to the Security Agent under this Clause 10.2 shall be decreased to the extent that the other Finance Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Finance Secured Documents and any amount due and payable by a Debtor to the other Finance Secured Parties under those provisions shall be decreased to the extent that the Security Agent has received (and is able to retain) payment in full of the corresponding amount under this Clause 10.2.

(d)	Each of the Parties to this Agreement accepts the provisions of this Clause 10.2.

10.3	Notes Parallel Debt (Covenant to pay the Security Agent)

(a)

Notwithstanding any other provision of this Agreement, each Debtor hereby irrevocably and unconditionally undertakes to pay to the Security Agent, as creditor in its own right and not as representative of the Notes Secured Parties, sums equal to and in the currency of each amount payable by such Debtor to each of the Notes Secured Parties under each of the Notes Secured Documents as and when that amount falls due for payment under the relevant Notes Secured Document or would have fallen due but for any discharge resulting from failure of another Notes Secured Party to take appropriate steps, in Insolvency Proceedings affecting that Debtor, to preserve its entitlement to be paid that amount (in respect of each Debtor its “Notes Parallel Debt”).

(b)

The Security Agent shall have its own independent right to demand payment of the amounts payable by each Debtor under this Clause 10.3, irrespective of any discharge of such Debtor’s obligation to pay those amounts to the Notes Secured Parties resulting from failure by them to take appropriate steps, in Insolvency Proceedings affecting that Debtor, to preserve their entitlement to be paid those amounts.

(c)

Notwithstanding the foregoing, prior to an Enforcement Event, the Security Agent shall not demand payment of the amounts payable by each Debtor under this Clause 10.3 in connection with the realisation or enforcement of all or part of the Transaction Security.

(d)

Each Notes Secured Party, by accepting the benefits of this Agreement, shall be deemed to accept the provisions of this Clause 10.3 and, where an amount is received by the Security Agent on its behalf under this Clause 10.3, to have waived its rights to seek payment of the corresponding amount under the other provisions of the Notes Secured Documents.

(e)

The Security Agent shall notify the Notes Secured Parties (in the case of any Noteholder represented by a Noteholder Trustee, via that Noteholder Trustee, and in the case of any Noteholder not so represented, directly) that it has received amounts pursuant to this Clause 10.3 (the “Notes Parallel Debt Recoveries”) which are due to the Notes Secured Parties, and shall apply such Notes Parallel Debt Recoveries (subject, in the case of any Noteholder not represented by a Noteholder Trustee, to paragraph (c) of Clause 9.7 (Good Discharge)) in accordance with Clause 9 (Application of Proceeds).

(f)

Where, having given notice in accordance with paragraph (e) of this Clause 10.3, any amount of Notes Parallel Debt Recoveries has not been claimed by a Notes Secured Party, the Security Agent will hold such amounts on trust for the benefit of such Notes Secured Parties as set out in paragraph (b) of Clause 10.1 (Trust).

10.4	Parallel debt recoveries

Amounts received or recovered in connection with the realisation or enforcement of the Transaction Security pursuant to Clause 10.2 (Finance Parallel Debt (Covenant to pay the Security Agent)) and Clause 10.3 (Notes Parallel Debt (Covenant to pay the Security Agent)) shall be held pari passu by the Security Agent and shall be distributed to the Finance Secured Parties and Notes Secured Parties in accordance with Clause 9 (Application of Proceeds) (or, in the case of the Notes Secured Parties, held on trust as contemplated by paragraph (f) of Clause 10.3 (Notes Parallel Debt (Covenant to pay the Security Agent)) above).

10.5	No independent power

The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any rights or powers arising under the Security Documents (other than in accordance with the terms of the Debt Documents) except through the Security Agent.

10.6	Instructions to Security Agent and exercise of discretion

(a)

Subject to paragraphs (d) and (e) below, the Security Agent shall only act in accordance with any instructions given to it by the Instructing Group or, if so instructed by the Instructing Group, refrain from exercising any right, power, authority or discretion vested in it as Security Agent and shall be entitled, without further enquiry, to assume that (i) any instructions or directions received by it from the Instructing Group or, (to the extent that such Parties are entitled to give instructions or directions to the Security Agent under this Agreement) from the Administrative Agent, the Participating Creditors, the Refinancing Creditors or the Super Majority Instructing Group, are duly given in accordance with the terms of the relevant Finance Documents and (ii) unless it has received actual written notice of revocation, that those instructions or directions have not been revoked.

(b)

The Security Agent shall be entitled to request instructions, or clarification of any direction, from the Instructing Group or, (to the extent that such Parties are entitled to give instructions or directions to the Security Agent under this Agreement) from the Administrative Agent, the Participating Creditors, the Refinancing Creditors or the Super Majority Instructing Group, and as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers, authorities and discretions and the Security Agent may refrain from acting unless and until those instructions or clarification are received by it.

(c)

Save as provided in Clause 6 (Enforcement of Transaction Security), any instructions given to the Security Agent by the Instructing Group shall override any conflicting instructions given by any other Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in this Agreement;

(ii)	where this Agreement requires the Security Agent to act in a specified manner or to take a specified action;

(iii)

in respect of any provision which protects the Security Agent’s own position in its personal capacity as opposed to its role of Security Agent for the Secured Parties including, without limitation, the provisions set out in Clauses 10.8 (Security Agent’s discretions) to Clause 10.25 (Disapplication);

(iv)	in respect of the exercise of the Security Agent’s discretion to exercise a right, power or authority under any of:

(A)	Clause 7.1 (Non-Distressed Disposals);

(B)	Clause 9.1 (Order of application - Transaction Security Recoveries);

(C)	Clause 9.2 (Order of application - Debt Claim Recoveries);

(D)	Clause 9.3 (Prospective liabilities);

(E)	Clause 9.6 (Permitted Deductions);

(provided that the Security Agent may, if it so chooses, seek directions or instructions from, in respect of the discretions conferred on it under the clause referred to in paragraph (A) above, the Majority Participating Creditors (as defined in the Financing Agreement) via the Administrative Agent or, in respect of the discretions conferred on it under the clauses referred to in paragraphs (B) to (E) above, the Instructing Group).

(e)

If giving effect to instructions given by an Instructing Group would (in the Security Agent’s opinion (acting reasonably)) have an effect equivalent to an Intercreditor Amendment, the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Secured Party (other than the Security Agent) whose consent would have been required in respect of that Intercreditor Amendment.

(f)	In exercising any discretion to exercise a right, power or authority under this Agreement where either:

(i)	it has not received any instructions from an Instructing Group as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to paragraph (d)(iv) above,

the Security Agent shall do so having regard to the interests of all the Secured Parties as a group and not individually.

10.7	Security Agent’s actions

Without prejudice to the provisions of Clause 6 (Enforcement of Transaction Security) and Clause 10.6 (Instructions to Security Agent and exercise of discretion), the Security Agent may (but shall not be obliged to), in the absence of any instructions to the contrary, take such action in the exercise of any of its powers and duties under the Debt Documents as it considers in its sole discretion to be appropriate.

10.8	Security Agent’s discretions

The Security Agent may:

(a)

assume, without enquiry (unless it has received actual written notice to the contrary from the Administrative Agent) that (i) no Default has occurred and no Debtor or Security Provider is in breach of or default under its obligations under any of the Finance Documents (except in relation to paragraph (c) of Clause 8.1 (Release of Mexican Security Trust Agreement) and paragraph (c) of Clause 8.2 (Release of Transaction Security - other jurisdictions), where the Security Agent shall be notified of the satisfaction of the condition set out in such paragraphs by the Administrative Agent in accordance with Clause 8.3 (Notification by the Administrative Agent)) and (ii) any right, power, authority or discretion vested by any Finance Document in any person has not been exercised;

(b)

if it receives any instructions or directions under Clause 6 (Enforcement of Transaction Security) to take any action or to cause action to be taken in relation to the Transaction Security, assume, without enquiry, that all applicable conditions under the Finance Documents for taking that action have been satisfied;

(c)

engage, pay for and rely on the advice or services of any legal advisers, accountants, tax advisers, financial advisers, surveyors or other experts (whether obtained by the Security Agent or by any other Secured Party and regardless of any limitation (by way of a monetary cap or otherwise) that may be imposed on such advice) and incur such advisers’ reasonable cost and expenses whose advice or services may at any time seem necessary or expedient;

(d)

rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party, a Debtor or a Security Provider, upon a certificate signed by or on behalf of that person; and

(e)

refrain from acting in accordance with the instructions of any Party (including, but not limited to, bringing any legal action or proceeding arising out of or in connection with the Finance Documents) until it has received any indemnification and/or security satisfactory to it (acting reasonably) (whether by way of payment in advance or otherwise) for all costs, expenses, losses and liabilities which it may incur reasonably in so acting.

10.9	Security Agent’s obligations

The Security Agent shall promptly:

(a)

copy to the Administrative Agent and each Refinancing Creditor Representative the contents of any notice or document received by it from any Debtor or Security Provider under any Debt Document and otherwise, directly or through any Delegate, give notice in respect of this Agreement or any Transaction Security Document, to any party it may deem appropriate;

(b)

forward to a Secured Party, Debtor or Security Provider the original or a copy of any document which is delivered to the Security Agent for that Secured Party, Debtor or Security Provider by any other Party provided that such delivery by the Security Agent to the receiving party is expressly contemplated by the terms of this Agreement and provided further that, except where a Debt Document expressly provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of, or any mathematical calculations or other facts in, any document it forwards to another Secured Party or to a Debtor or Security Provider;

(c)

inform the Administrative Agent and each Refinancing Creditor Representative of any event notified to the Security Agent under paragraph (b) of Clause 16.3 (Notification of prescribed events) and of any default by a Debtor or Security Provider in the due performance of or compliance with its obligations under any Debt Document of which the Security Agent has received written notice from any other Secured Party, Debtor or Security Provider;

(d)

notify the Noteholder Trustees (and any Noteholder not represented by a Noteholder Trustee, directly) of any event that materially and adversely affects the Charged Property under any Transaction Security Document; and

(e)

to the extent that a Party (other than the Security Agent) is required to calculate a Base Currency Amount, and upon a request by that Party, notify that Party of the Security Agent’s Spot Rate of Exchange.

10.10	Excluded obligations

Notwithstanding anything to the contrary expressed or implied in the Debt Documents, the Security Agent shall not:

(a)

be bound to enquire as to (i) whether or not any Default has occurred or (ii) the performance, default or any breach by a Debtor or Security Provider of its obligations under any of the Debt Documents;

(b)	be bound to account to any other Secured Party, any Debtor or any Security Provider for any sum or the profit element of any sum received by it for its own account;

(c)

be bound to disclose to any other person (including, but not limited to, any Secured Party) (i) any confidential information or (ii) any other information if disclosure would, or might in its reasonable opinion, constitute a breach of any law or be a breach of fiduciary duty;

(d)	have or be deemed to have any relationship of trust or agency with, any Debtor or Security Provider;

(e)	be liable for interest on any moneys received by it except as the Security Agent may agree in writing with the Party for whom it holds those moneys;

(f)	be obliged to segregate money held on trust by the Security Agent from its other funds except to the extent required by law;

(g)

be required to give any bond or surety or otherwise expend its own funds with respect to the performance of its duties or the exercise of its rights or powers under this Agreement or any of the other Debt Documents; or

(h)

be under any obligation to take any action under this Agreement if it has sought, but not received, instructions from the Instructing Group, Administrative Agent, the other Agents, Super Majority Instructing Group, Noteholder Trustees (or Noteholder where such Noteholder is not represented by a Noteholder Trustee) or other Party from whom it seeks instructions, and the permissive rights of the Security Agent to take the actions or exercise the rights and discretions permitted or conferred by this Agreement shall not be construed as an obligation or duty for it to take those actions or exercise those rights and discretions.

10.11	Exclusion of liability

None of the Security Agent, any Receiver nor any Delegate shall accept responsibility or be liable for:

(a)

the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Agent or any other person in or in connection with any Debt Document or the transactions contemplated in the Debt Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document;

(b)

the legality, validity, effectiveness, efficacy, adequacy or enforceability of any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(c)

any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Debt Documents, the Security Property or otherwise, whether in accordance with an instruction from the Administrative Agent or otherwise unless directly caused by its gross negligence or wilful misconduct;

(d)

the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Debt Documents, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, the Debt Documents or the Security Property unless directly caused by its gross negligence or wilful misconduct;

(e)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(f)

any failure or delay in the performance of its obligations hereunder arising out of, or caused by, directly or indirectly, force majeure events, including, without limitation, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood that the Security Agent, Receiver or Delegate shall use all commercially reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; it being understood and agreed by the other Parties that, in carrying out all commercially reasonable efforts, the Security Agent is not required (i) to risk or expend its own funds; (ii) to disregard or otherwise compromise its own commercial interests; (iii) to do anything which might result in a breach of law; or (iv) to do anything which would in the Security Agent’s opinion (acting reasonably) be unreasonable.

10.12	No proceedings

No Secured Party (other than the Security Agent, that Receiver or that Delegate), Debtor or Security Provider may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Debt Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.4 (Third Party Rights) and the provisions of the Third Parties Rights Act.

10.13	Own responsibility

Without affecting the responsibility of any Debtor or Security Provider for information supplied by it or on its behalf in connection with any Debt Document, each Creditor confirms (and each Noteholder Trustee and Noteholder, by accepting the benefits of this Agreement, shall be deemed to confirm) to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Debt Document including but not limited to:

(a)	the financial condition, status and nature of each Debtor or Security Provider;

(b)

the legality, validity, effectiveness, efficacy, adequacy and enforceability of any Debt Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(c)

whether that Creditor has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Debt Document, the Security Property, the transactions contemplated by the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(d)

the adequacy, accuracy and/or completeness of any information provided by the Security Agent or by any other person under or in connection with any Debt Document, the transactions contemplated by any Debt Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document; and

(e)

the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property, and each Creditor warrants to the Security Agent that it has not relied on and will not at any time rely on the Security Agent in respect of any of these matters.

10.14	No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Security Provider to any of the Charged Property;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Debt Documents or the Transaction Security;

(c)

register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Debt Documents or of the Transaction Security;

(d)

take, or to require any of the Security Provider to take, any steps to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under the laws of any jurisdiction; or

(e)	require any further assurances in relation to any of the Security Documents.

10.15	Insurance by Security Agent

(a)

The Security Agent shall not be under any obligation to insure any of the Charged Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Debt Documents. The Security Agent shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

(b)

Where the Security Agent is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Administrative Agent shall have requested it to do so in writing and the Security Agent shall have failed to do so within fourteen days after receipt of that request.

10.16	Custodians and nominees

The Security Agent may (to the extent reasonably practicable, in consultation with the Parent) appoint and pay (or cause to be appointed and paid) any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall, to the extent permitted by applicable law, not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

10.17	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any of the Security Providers may have to any of the Charged Property and shall not be liable for or bound to require any Security Providers to remedy any defect in its right or title.

10.18	Refrain from illegality

Notwithstanding anything to the contrary expressed or implied in the Debt Documents, the Security Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction or otherwise expose it to personal liability, and the Security Agent may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

10.19	Business with the Debtors and Security Providers

The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with any of the Debtors or Security Providers and shall be under no obligation to account for any profit to any Secured Party.

10.20	Winding up of trust

If the Security Agent, having made enquiry of the Agents and the Noteholders Trustees, determines that (a) all of the Secured Obligations owed to the Secured Parties and all other obligations secured by the Security Documents have been fully, finally and irrevocably discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Debtor pursuant to the Debt Documents:

(a)

the trusts set out in this Agreement (with the exception of the trust created pursuant to paragraph (a) of Clause 10.1 (Trust)) shall be wound up and the Security Agent shall release, without representation, recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Security Documents (other than any provision expressed to survive termination or discharge); and

(b)

any Retiring Security Agent shall release, without representation, recourse or warranty, all of its rights under each of the Security Documents (other than any provision expressed to survive termination or discharge).

10.21	Winding up of trust - Notes Secured Creditors

The trust created pursuant to paragraph (a) of Clause 10.1 (Trust)) shall be wound up at the date falling 5 years from the date of this Agreement, the Security Agent shall release from the terms of that trust, without representation, recourse or warranty, any amount of Notes Parallel Debt Recoveries held thereunder on such date, whereupon such amount shall be applied by the Security Agent in accordance with Clause 9 (Application of proceeds).

10.22	Perpetuity period

The perpetuity period under the rule against perpetuities, if applicable to this Agreement, shall be the period of eighty years from the date of this Agreement (save with respect to the trust created for the benefit of the Notes Secured Parties only pursuant to paragraph (b) of Clause 10.1 (Trust), where it shall be the period of 5 years from the date of this Agreement).

10.23	Powers supplemental

The rights, powers and discretions conferred upon the Security Agent by this Agreement shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by general law or otherwise.

10.24	Trustee division separate

(a)

In acting as trustee for the Secured Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any of its other divisions or departments.

(b)

If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it.

10.25	Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent allowed by law, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

10.26	Debtors and Security Providers: Power of Attorney

(a)

Each Debtor and each Security Provider by way of security for its obligations under this Agreement irrevocably appoints the Security Agent to be its attorney to do anything which that Debtor or, as the case may be, Security Provider, has authorised the Security Agent to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Security Agent may delegate that power on such terms as it sees fit), which authorisation permits the Security Agent to act as such Debtor or Security Provider’s counterparty (Selbsteintritt).

(b)

Each Debtor and Security Provider incorporated in Spain, and any Security Provider which has granted Transaction Security governed by Spanish law, shall, on the reasonable request of the Security Agent, promptly grant an irrevocable power of attorney (notarised and apostilled) to appoint the Security Agent in the manner described at paragraph (a) above.

10.27	Consequential and Other Loss

Notwithstanding anything to the contrary, the Security Agent shall under no circumstances be liable for any indirect or consequential losses (however described) to any Party or any liability or damages (including punitive damages) arising as a result of taking or refraining from taking any action in relation to any of the Debt Documents, even if advised of the possibility of such losses, liability or damages.

10.28	Payments

Nothing in this Agreement shall prevent (i) payment by the Parent or any Debtor of fees, costs and expenses of the Security Agent (including any amount payable to the Security Agent by way of indemnity, remuneration or reimbursement for expenses reasonably incurred, including legal and other professional advisory fees and all VAT thereon) payable to the Security Agent for its own account pursuant to this Agreement, any Debt Document or any fee letter between the Security Agent and the Parent, and the costs of any actual or attempted Enforcement Action which is permitted by this Agreement or any Debt Document (collectively, “Security Agent Amounts”); or (ii) the receipt and retention of such Security Agent Amounts by the Security Agent.

10.29	Provisions survive termination

The provisions of Clauses 10.6 to 10.8 (inclusive) and 10.10 to 10.28 (inclusive) shall survive any termination or discharge of this Agreement.

11.	CHANGE OF SECURITY AGENT AND DELEGATION

11.1	Resignation of the Security Agent

(a)

The Security Agent may, without ascribing a reason and without being responsible for any cost or liability arising therefrom, resign and appoint one of its Affiliates as successor by giving notice to the Parent, the Participating Creditors (via the Administrative Agent), the Refinancing Creditors (via the relevant Refinancing Creditor Representative and each Noteholder (via, for any Noteholder represented by a Noteholder Trustee, the relevant Noteholder Trustee).

(b)

Alternatively the Security Agent may, without ascribing a reason and without being responsible for any cost or liability arising therefrom, resign by giving notice to the other Parties in which case the Instructing Group may (to the extent reasonably practicable, in consultation with the Parent), appoint a successor Security Agent.

(c)

If the Instructing Group has not appointed a successor Security Agent in accordance with paragraph (b) above within 30 days after the notice of resignation was given, the Security Agent (after consultation with the Administrative Agent (and unless a Default has occurred and is continuing, the Parent)) may appoint a successor Security Agent (such successor Security Agent to be a financial institution or trustee company of good standing with (to the extent applicable, a credit rating at least equivalent to that of the Security Agent)).

(d)

The retiring Security Agent (the “Retiring Security Agent”) shall, at its own cost, make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Debt Documents.

(e)

The Security Agent’s resignation notice and the appointment of a successor Security Agent shall become effective upon satisfaction of the following conditions: (i) the successor Security Agent notifying the Parent and the retiring Security Agent that it accepts its appointment, (ii) the successor Security Agent acceding to this Agreement in accordance with Clause 13.5 (Change of Agent/Security Agent), (iii) the Instructing Group confirming to the resigning Security Agent and the successor Security Agent that the credit rating of the successor Security Agent is satisfactory (such confirmation not to be unreasonably withheld or delayed and, where the credit rating of the successor Security Agent is at least equivalent to that of the retiring Security Agent, such confirmation shall, if it is not given to the retiring Security Agent and the successor Security Agent within ten Business Days, be deemed to have been given) and (iv) the making of any transfer of Transaction Security and/or amendments to Transaction Security Documents necessary to effect the change in Security Agent.

(f)

Upon the appointment of a successor, the Retiring Security Agent shall be discharged from any further obligation in respect of the Debt Documents (other than its obligations under paragraph (b) of Clause 10.20 (Winding up of trust) and under paragraph (d) above) but shall, in respect of any act or omission by it whilst it was the Security Agent, remain entitled to the benefit of Clauses 10 (The Security Agent), 15.1 (Debtors’ indemnity) and 15.3 (Creditors’ indemnity). Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)

The Instructing Group may, by written notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Parent.

11.2	Delegation

(a)

Each of the Security Agent, any Receiver and any Delegate may (to the extent reasonably practicable, and except where a Default has occurred and is continuing, in consultation with the Parent), at any time, delegate by power of attorney or otherwise (including by providing an instruction in writing) and through a comisión mercantil under applicable law to any person for any period, all or any of the rights, powers and discretions vested in it by any of the Debt Documents, including the execution, performance or enforcement of any Debt Document.

(b)

That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion and after due consideration, think fit in the interests of the Secured Parties and it shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.

11.3	Additional Security Agents

(a)

The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it (i) if it considers that appointment to be in the interests of the Secured Parties, (ii) if it considers that appointment to be in the interests of the Secured Parties for purposes of the execution, performance or enforcement of any Debt Document, (iii) for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Agent deems to be relevant or (iv) for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Parent and the Administrative Agent of that appointment.

(b)

Any person so appointed shall have the rights, powers and discretions (not exceeding those conferred on the Security Agent by this Agreement) and the duties and obligations that are conferred or imposed by the instrument of appointment.

(c)

The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) reasonably incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

12.	NOTEHOLDER TRUSTEES AND NOTEHOLDERS

12.1	Rights of the Noteholder Trustees and Noteholders

(a)

Notwithstanding anything in this Agreement to the contrary, it is expressly understood, and the availability of the benefits of this Agreement to the Noteholder Trustee and each Noteholder are conditioned upon the understanding, that the sole right of the Noteholders shall be to be equally and rateably secured by the Transaction Security to the extent required by the Noteholder Documents and subject to the provisions of this Agreement.

(b)

Notwithstanding anything in this Agreement to the contrary, to the extent that the rights and benefits conferred in this Agreement on the Noteholders or Noteholder Trustees shall be held to exceed the rights and benefits required so to be conferred by the equal and rateable provisions of the Existing Notes Documents or any Additional Notes Documents, such rights and benefits shall be limited so as to provide to such Noteholders and such Noteholder Trustees only those rights and benefits that are required by such provisions.

(c)

Any and all rights not herein expressly given to the Noteholder Trustees are expressly reserved to the Security Agent and the Participating Creditors, it being understood that in the absence of a requirement to provide equal and rateable security set forth in any Noteholder Document, the grant of rights and benefits in this Agreement to the Noteholders and Noteholder Trustees would not have been accepted by the Security Agent or the Participating Creditors.

(d)	Subject to paragraph (b) to (e) of Clause 1.4 (Third Party Rights) and the Third Parties Rights Act, each of the Noteholders and Noteholder Trustee may enforce this Clause 12.1.

12.2	Determination under Noteholder Documents

(a)

The Parent shall deliver to the Security Agent from time to time, upon request of the Security Agent, a list setting forth, by each Noteholder Document, (i) the aggregate principal amount outstanding thereunder, (ii) the interest rate or rates then in effect thereunder, and (iii) the name of the holders thereof (if known) and the unpaid principal amount thereof owing to each such holder and, in the absence of manifest error, the Security Agent shall be entitled to make such determination on the basis of such information provided however that if, notwithstanding such request being made by the Security Agent, the

Parent does not provide such information reasonably promptly, then the Security Agent shall in its discretion be entitled to determine such existence or amount of Noteholder Liabilities by such commercially reasonable method as the Security Agent may, in the exercise of its good faith judgment, determine (including by reliance upon a certificate of a Debtor).

(b)

The Security Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of paragraph (a) above (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Debtor, any Security Provider, any Secured Party or any other person as a result of such determination or any action taken pursuant thereto except to the extent such liability is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or wilful misconduct of the Security Agent.

13.	CHANGES TO THE PARTIES

13.1	Assignments and transfers

(a)	No Party may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of any Finance Documents or the Liabilities except as permitted by this Clause 13.

(b)

Nothing in this Agreement shall restrict the ability of a Noteholder to assign its rights and benefits or transfer any of its rights, benefits and obligations as permitted by the Noteholder Documents to which it is a party.

13.2	No assignment by Debtors or Security Providers

No Debtor or Security Provider may assign any of its rights and benefits or transfer any of its rights, benefits and obligations under this Agreement.

13.3	Refinancing Creditors and Refinancing Creditor Representatives

On a Refinancing, each Refinancing Creditor and Refinancing Creditor Representative party to such Refinancing shall accede to this Agreement as a Refinancing Creditor or, as the case may be, a Refinancing Creditor Representative, pursuant to Clause 13.6 (Creditor/Administrative Agent/Security Agent Accession Undertaking).

13.4	Change of Participating Creditor or Refinancing Creditor

A Participating Creditor or Refinancing Creditor may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of any Debt Documents or the Liabilities if:

(a)	that assignment or transfer is in accordance with the terms of the relevant Debt Documents to which it is a party; and

(b)

any assignee or transferee has (if not already party to this Agreement as a Participating Creditor or, as the case may be, Refinancing Creditor) acceded to this Agreement as a Creditor pursuant to Clause 13.6 (Creditor/Administrative Agent/Security Agent Accession Undertaking).

13.5	Change of Agent/Security Agent

No person shall become a successor Agent or a successor Security Agent unless at the same time, it accedes to this Agreement as an Agent or as a Security Agent (as the case may be), pursuant to Clause 13.6 (Creditor/Administrative Agent/Security Agent Accession Undertaking).

13.6	Creditor/Administrative Agent/Security Agent Accession Undertaking

With effect from the date of acceptance pursuant to Clause 13.8 (Additional parties) by (i) the Security Agent and (ii) (in the case of a Participating Creditor, a Participating Creditor’s Representative or a successor Security Agent) the Administrative Agent or (iii) (in the case of a Refinancing Creditor) the relevant Refinancing Creditors Representative, of a Creditor/Administrative Agent/Security Agent Accession Undertaking duly executed and delivered to the Security Agent by the relevant acceding party or, if later, the date specified in that Creditor/Administrative Agent/Security Agent Accession Undertaking:

(a)

any Party ceasing entirely to be a Creditor or Security Agent shall be discharged from further obligations towards (in the case of a Creditor) the Security Agent and (in the case of a Creditor or Retiring Security Agent (subject to paragraph (e) of Clause 11.1)) other Parties under this Agreement and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date); and

(b)

as from that date, the replacement or new Participating Creditor, Refinancing Creditor, Agent or Security Agent shall assume the same obligations, and become entitled to the same rights, as if it had been an original Party to this Agreement in that capacity.

13.7	New Debtor/Security Provider

(a)	If any member of the Group:

(i)

accedes to the Financing Agreement as an Additional Guarantor or Additional Security Provider (in each case as defined therein) in accordance with clause 28.3 (Additional Guarantors and Additional Security Providers) thereof;

(ii)	becomes a guarantor of any Existing Notes or becomes an issuer, borrower and/or guarantor of any Additional Notes; or

(iii)	becomes an issuer, borrower and/or guarantor of Refinancing Debt,

the Parent will procure that such member of the Group accedes to this Agreement as a Debtor in accordance with paragraph (b) below, no later than, for an Additional Guarantor or Additional Security Provider contemporaneously with its accession to the Financing Agreement (or, in the case of an Additional Security Provider, if earlier, the date on which it grants Transaction Security) and, for any member of the Group referred to in sub-paragraphs (ii) or (iii) above, contemporaneously with its entry into Existing Notes Documents, Additional Notes Documents or Refinancing Documents (as the case may be).

(b)

With effect from the date of acceptance pursuant to Clause 13.8 (Additional parties) by the Security Agent of a Debtor/Security Provider Accession Deed duly executed and delivered to the Security Agent by the new Debtor or, if later, the date specified in the Debtor/Security Provider Accession Deed, the new Debtor shall assume the same obligations and become entitled to the same rights as if it had been an original Party to this Agreement as a Debtor.

13.8	Additional parties

(a)

Each of the Parties appoints the Security Agent to receive on its behalf each Debtor/Security Provider Accession Deed and Creditor/Administrative Agent/Security Agent Accession Undertaking delivered to the Security Agent and the Security Agent shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and, where applicable, delivered in the form contemplated by this Agreement or, where applicable, by the relevant Debt Document.

(b)

The Security Agent shall only be obliged to sign and accept a Debtor/Security Provider Accession Deed or Creditor/Administrative Agent/Security Agent Accession Undertaking received by it once it is satisfied that it has complied with all necessary “know your customer” or similar other checks under all applicable laws and regulations in relation to the accession by the prospective party to this Agreement.

(c)

Each Party shall promptly upon the request of the Security Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Security Agent (for itself) from time to time in order for the Security Agent to carry out and be satisfied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents and the Refinancing Documents.

13.9	Resignation of a Debtor/Security Provider

(a)

Prior to the Final Discharge Date, if the Parent requests that a Debtor or a Security Provider cease to be a Borrower, Guarantor or Security Provider (as the case may be), in accordance with clause 28 (Changes to the Obligors) of the Financing Agreement, then in the Resignation Letter delivered by it to the Administrative Agent and the Security Agent pursuant to that clause, it may also request that such Debtor or Security Provider ceases to be a Debtor or Security Provider hereunder.

(b)

Provided that a Resignation Letter is delivered in accordance with clause 28 (Changes to the Obligors) of the Financing Agreement, and is accepted by the Administrative Agent, the Security Agent shall accept a Resignation Letter and notify the Parent and each other Party of its acceptance.

(c)

Upon notification by the Security Agent to the Parent of its acceptance of the resignation of a Debtor or a Security Provider, that member of the Group shall cease to be a Debtor (or, as the case may be, a Security Provider) and shall have no further rights or obligations under this Agreement as a Debtor (or, as the case may be, a Security Provider).

13.10	Release of CEMEX Australia Holdings

The Parties agree and acknowledge that CEMEX Australia Holdings shall be automatically released as a Guarantor (and shall have no further rights, liabilities or obligations under this Agreement as a Debtor) on the giving of a notice by the Parent to the Administrative Agent in accordance with clause 28.5 (Release of CEMEX Australia Holdings) of the Financing Agreement.

14.	COSTS AND EXPENSES

14.1	Security Agent’s Fees

The Parent shall pay to the Security Agent (for its own account) the security agent fee in the amount and at the times agreed in the letter dated on or about the date of this Agreement between the Security Agent and the Parent.

14.2	Security Agent’s ongoing costs

(a)

In the event of (i) a Default or (ii) the Security Agent considering it necessary or expedient or (iii) the Security Agent being requested by a Debtor, a Security Provider or the Instructing Group to undertake duties which the Security Agent and the Parent agree to be of an exceptional nature and/or outside the scope of the normal duties of the Security Agent under the Debt Documents, the Parent shall pay to the Security Agent any additional remuneration (together with any applicable VAT) that may be agreed between them.

(b)

If the Security Agent and the Parent fail to agree upon the nature of those duties or upon any additional remuneration, that dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Parent or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Parent) and the determination of any investment bank shall be final and binding upon the parties to this Agreement.

14.3	Transaction expenses

The Parent shall, promptly on demand, pay the Security Agent (or any party specified by the Security Agent to the Parent for this purpose) the amount of all costs and expenses (including legal fees) (together with any applicable VAT) reasonably incurred by the Security Agent, any Receiver or Delegate or the Mexican Security Trustee in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)	any other Debt Documents to which the Security Agent is party executed after the date of this Agreement.

14.4	Stamp taxes

The Parent shall pay and, within three Business Days of demand, indemnify the Security Agent against any cost, loss or liability the Security Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Debt Document.

14.5	Interest on demand

If any Secured Party or Debtor (or, to the extent applicable in relation to the Transaction Security granted by it, a Security Provider) fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount in accordance with the default interest provisions of the relevant Debt Document to which such amount relates.

14.6	Enforcement and preservation costs

The Parent shall, within three Business Days of demand, pay to the Security Agent (or any party specified by the Security Agent to the Parent for this purpose) the amount of all costs and expenses (including legal fees and together with any applicable VAT) incurred by it, any Receiver or Delegate or the Mexican Security Trustee in connection with the enforcement of or the preservation of any rights under any Debt Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

15.	INDEMNITIES

15.1	Debtors’ indemnity

Each Debtor shall promptly indemnify the Security Agent, every Receiver and Delegate and the Mexican Security Trustee against:

(a)	any cost, loss or liability incurred (together with any applicable VAT in each case) by any of them:

(i)	in relation to or as a result of:

(A)	any failure by the Parent to comply with obligations under Clause 14 (Costs and Expenses);

(B)	the taking, holding, protection or enforcement of the Transaction Security;

(C)	the exercise of any of the rights, powers, discretions and remedies vested in each Receiver by the Debt Documents or by law; or

(D)	any default by any Debtor in the performance of any of the obligations expressed to be assumed by it in the Debt Documents; and

(b)	any cost reasonably incurred or any loss or liability incurred (together with any applicable VAT in each case) by any of them:

(i)

in relation to or as a result of the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent, each Delegate and the Mexican Security Trustee by the Debt Documents or by law; or

(ii)

which otherwise relates to the performance by the Security Agent, each Receiver and each Delegate or the Mexican Security Trustee of its duties in connection with the Security Property or of the terms of this Agreement (otherwise than as a result of its gross negligence or wilful misconduct).

Each Debtor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 15.1 (Debtors’ indemnity) will not be prejudiced by any release or disposal under Clause 7.2 (Distressed Disposals) taking into account the operation of that Clause 7.2, Clause 10.20 (Winding up of trust) or Clause 10.21 (Winding up of trust - Notes Secured Creditors). To the extent that the Security Agent, a Receiver or a Delegate recovers any amount pursuant to an indemnity contained in any other Finance Document, there shall be no double recovery under this Clause 15.1 of such amount.

15.2	Priority of indemnity

The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in Clause 15.1 (Debtors’ indemnity) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

15.3	Creditors’ indemnity

Each Creditor shall (in the proportion that the Liabilities due to it bears to the aggregate of the Liabilities due to all the Secured Parties for the time being (or, if the Liabilities due to each of those Secured Parties is zero, immediately prior to their being reduced to zero)), indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost reasonably incurred including legal fees and VAT thereon or any loss or liability incurred by any of them

(otherwise than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Debt Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by a Debtor or a Security Provider pursuant to a Debt Document) and the Debtors shall jointly and severally indemnify each Creditor against any payment made by it under this Clause 15.

15.4	Parent’s indemnity to Secured Parties

The Parent shall promptly and as principal obligor indemnify each Secured Party against any cost, loss or liability (together with any applicable VAT), whether or not reasonably foreseeable, incurred by any of them in relation to or arising out of the operation of Clause 7.2 (Distressed Disposals).

15.5	No financial assistance

No indemnity given by any Debtor pursuant to this Clause 15 shall extend to obligations the indemnification of which would cause the relevant Debtor to act in breach of financial assistance legislation applicable to it under the laws of its jurisdiction of incorporation.

16.	INFORMATION

16.1	Information and dealing

(a)

The Creditors shall provide to the Security Agent from time to time (through (i) the Administrative Agent in the case of a Participating Creditor or (ii) the relevant Refinancing Creditor Representative in the case of a Refinancing Creditor) any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as trustee.

(b)

Each Participating Creditor shall deal with the Security Agent exclusively through the Administrative Agent and each Refinancing Creditor shall deal with the Security Agent exclusively through the relevant Refinancing Creditor Representative.

(c)

Prior to a Refinancing, the Instructing Group and the Super Majority Instructing Group shall deal with the Security Agent exclusively through the Administrative Agent (and the Administrative Agent shall, on request, provide the Security Agent with the aggregate amount of the Participating Creditor Exposures and details of Participating Creditor Exposures on an individual basis by Participating Creditor to enable the Security Agent to calculate whether an Instructing Group or Super Majority Instructing Group has been formed).

(d)

Following a Refinancing, the Administrative Agent and each Refinancing Creditor Representative shall, on request, provide the Security Agent with details of the Exposures of the Creditors represented by it (on an aggregate basis under the Facilities or, as the case may be, each Refinancing Document and on an individual basis by Participating Creditor or, as the case may be, Refinancing Creditor) to enable the Security Agent to calculate whether an Instructing Group or a Super Majority Instructing Group has been formed.

16.2	Disclosure

Notwithstanding any agreement to the contrary, each of the Debtors and each of the Security Providers consents, until the Final Discharge Date, to the disclosure by any of the Secured Parties to each other (whether or not through an Agent, a Noteholder Trustee or the Security Agent) of such information concerning the Debtors or the Security Providers as any Secured Party shall see fit.

16.3	Notification of prescribed events

(a)

If a Participating Creditors Acceleration Event occurs the Administrative Agent shall notify the Security Agent in writing and the Security Agent shall, upon receiving that notification, notify each other Party.

(b)

If, following an Enforcement Event, the Security Agent enforces, or takes formal steps to enforce, any of the Transaction Security it shall notify each Party and the Noteholders (via the relevant Noteholder Trustee or, in the case of any Noteholders not represented by a Noteholder Trustee, directly) of that action.

(c)

If any Creditor exercises any right it may have, following an Enforcement Event, to enforce, or to take formal steps to enforce, any of the Transaction Security it shall notify the Security Agent in writing and the Security Agent shall, upon receiving that notification, notify each Party and the Noteholders (via the relevant Noteholder Trustee or, in the case of any Noteholders not represented by a Noteholder Trustee, directly) of that action.

17.	NOTICES

17.1	Communications in writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

17.2	Security Agent’s communications with Creditors and Noteholders

The Security Agent shall be entitled to carry out all dealings:

(a)

with the Participating Creditors and the Participating Creditors’ Representatives through the Administrative Agent and may give to the Administrative Agent, as applicable, any notice or other communication required to be given by the Security Agent to a Participating Creditor or a Participating Creditor’s Representative;

(b)

with the Refinancing Creditors through the relevant Refinancing Creditor Representative and may give to such Refinancing Creditor Representative, as applicable, any notice or other communication required to be given by the Security Agent to a Refinancing Creditor; and

(c)	with each Noteholder represented by a Noteholder Trustee, through that Noteholder Trustee and, with each Noteholder not so represented, directly.

17.3	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party, each Noteholder Trustee and each Noteholder not represented by a Noteholder Trustee for any communication or document to be made or delivered under or in connection with this Agreement is:

(a)	in the case of the Parent and any Debtor incorporated in the Netherlands, that identified with its name below;

(b)	in the case of the Security Agent, that identified with its name below;

(c)	in the case of each other Party, that notified in writing to the Security Agent on or prior to the date on which it becomes a Party; and

(d)

in the case of any Noteholder Trustee or any Noteholder not represented by a Noteholder Trustee, that notified in writing to the Security Agent by the Parent, in the case of an Existing Notes Trustee or Existing Notes Creditor, on or prior to the date of this Agreement or, in the case of an Additional Notes Trustee or Additional Notes Creditor, on or following the issue of the Additional Notes to which it is a party, or any substitute address, fax number or department or officer which that Party or, in the case of a Noteholder Trustee or Noteholder, the Parent, may notify to the Security Agent (or the Security Agent may notify to the other Parties and the Noteholders (via the relevant Noteholder Trustee or, in the case of any Noteholders not represented by a Noteholder Trustee, directly), if a change is made by the Security Agent) by not less than five Business Days’ notice. The Parent shall furnish to the Security Agent within 30 days of a request therefor a list setting forth the name and address of each party to whom notices must be sent under the Noteholder Documents, and the Parent agrees to furnish promptly to the Security Agent any changes or additions to such list if requested.

17.4	Delivery

(a)

Except as otherwise provided in Clause 17.6 (Electronic communication), any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 17.3 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to the Security Agent will be effective only when actually received by the Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Security Agent’s signature below (or any substitute department or officer as the Security Agent shall specify for this purpose).

(c)

Any communication or document made or delivered to the Parent in accordance with this Clause 17.4 will be deemed to have been made or delivered to each of the Debtors and the Security Providers (save that any Debtor incorporated in the Netherlands shall receive any communication or document directly).

17.5	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 17.3 (Addresses) or changing its own address or fax number, the Security Agent shall notify the other Parties.

17.6	Electronic communication

(a)

Any communication to be made between the Security Agent and a Creditor, a Noteholder or a Noteholder Trustee under or in connection with this Agreement may be made by electronic mail or other electronic means, if the Security Agent and the relevant Creditor, Noteholder or Noteholder Trustee:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

(b)

Any electronic communication made between the Security Agent and a Creditor, a Noteholder or an Noteholder Trustee will be effective only when actually received in readable form and in the case of any electronic communication made by a Creditor, Noteholder or Noteholder Trustee to the Security Agent only if it is addressed in such a manner as the Security Agent shall specify for this purpose.

(c)

As at the date of this Agreement, the Security Agent has not agreed that electronic communication as contemplated by this Clause 17.6 is an accepted form of communication unless any communication from a Creditor, Noteholder or Noteholder Trustee to the Security Agent by electronic means is also made by fax, and such communication shall only be effective when such fax is received in legible form.

17.7	English language

(a)	Any notice given under or in connection with this Agreement must be in English.

(b)	All other documents provided under or in connection with this Agreement must be:

(i)	in English; or

(ii)

if not in English, accompanied by an English translation (and if so required by the Security Agent, by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document).

17.8	Notice to Noteholder Trustees

The Parent agrees to notify in writing, within ten Business Days of:

(a)

the date of this Agreement, each Existing Notes Trustee of the entry into of the Transaction Security Documents and the rights arising from the Transaction Security Documents to each such Existing Notes Trustee and the Existing Notes Creditors which it represents; and

(b)

the date of issue or incurrence of any Additional Notes, each Additional Notes Trustee of the entry into of the Transaction Security Documents and the rights arising from the Transaction Security Documents to each such Additional Notes Trustee and the Additional Notes Creditors which it represents, by providing to each such Existing Notes Trustee a copy of this Agreement and of each of the Transaction Security Documents (and the Security Agent agrees, on the reasonable request of the Parent, to (subject to Clause 10 (The Security Agent) and otherwise in accordance with, the terms of this Agreement) confirm, without representation, recourse or warranty, that any Transaction Security Document to which it is a party has been executed by the other parties thereto, and to certify, as a true and complete copy of the original, a copy of any Transaction Security Document of which the Security Agent holds an original copy.

18.	PRESERVATION

18.1	Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

18.2	No impairment

If, at any time after its date, any provision of a Debt Document (including this Agreement) is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Debt Document, neither the binding nature nor the enforceability of that provision or any other provision of that Debt Document will be impaired as against the other party(ies) to that Debt Document.

18.3	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Secured Party, Debtor or Security Provider, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

18.4	Waiver of defences

The provisions of this Agreement will not be affected by an act, omission, matter or thing which, but for this Clause 18.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Agreement including (without limitation and whether or not known to any Secured Party, Debtor or Security Provider):

(a)	any time, waiver or consent granted to, or composition with, any Debtor, Security Provider or other person;

(b)	the release of any Debtor, Security Provider or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Debtor, Security Provider or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Debtor, Security Provider or other person;

(e)

any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Debt Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Debt Document or any other document or security;

(g)	any intermediate Payment of any of the Liabilities owing to the Secured Parties in whole or in part; or

(h)	any insolvency or similar proceedings.

18.5	Priorities not affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (Ranking and Priority) will, to the fullest extent permitted by mandatory provisions of applicable law:

(a)

not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Secured Parties or by any intermediate reduction or increase in, amendment or variation to any of the Debt Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)	apply regardless of the order in which or dates upon which this Agreement and the other Debt Documents are executed or registered or notice of them is given to any person; and

(c)

secure the Liabilities owing to the Secured Parties in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

19.	CONSENTS, AMENDMENTS AND OVERRIDE

19.1	Required consents

(a)	Subject to paragraphs (b) and (c) below and to Clause 19.4 (Exceptions), this Agreement may be amended or waived only with the consent of the Instructing Group and the Security Agent.

(b)

An amendment or waiver that has the effect of changing or which relates to the order of priority or subordination under this Agreement, the allocation of any payment as among the Participating Creditors or the manner in which the proceeds of enforcement of the Transaction Security are distributed or which relates to the definition of “Instructing Group” or “Super Majority Instructing Group” in Clause 1.1 (Definitions), Clause 3.1 (Payment of distributions), Clause 3.4 (Filing of claims), Clause 3.6 (Security Agent instructions), Clause 4.1 (Turnover by the Creditors), Clause 4.2 (Adjustments), Clause 5 (Redistribution), Clause 9 (Application of Proceeds), paragraphs (d)(iii), (e) or (f) of Clause 10.6 (Instructions to Security Agent and exercise of discretion) or this Clause 19 (Consents, Amendments and Override) shall not be made without the consent of the Participating Creditors, the Refinancing Creditors and the Security Agent.

(c)	Any amendment or waiver that has the effect of changing or that relates to:

(i)

the nature or scope of the Charged Property or the manner in which the proceeds of enforcement of the Transaction Security are distributed (except insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under the Finance Agreement); or

(ii)

the release of any guarantee and indemnity granted under the Financing Agreement or of any Transaction Security unless permitted under the Financing Agreement or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under the Financing Agreement, may only be made with the consent of the Super Majority Instructing Group (and, if any amendment or waiver referred to in sub paragraph (i) above involves an amendment or waiver of a Transaction Security Document, the consent of the Parent or the relevant Security Provider as set out in Clause 19.2 (Amendments and waivers: Transaction Security Documents)).

(d)

Any amendment or waiver under this Agreement that has the effect of changing or that relates to any matter set out in paragraph (a) of clause 38.2 (Exceptions) of the Financing Agreement shall not be made without the consent of the Participating Creditors.

19.2	Amendments and waivers: Transaction Security Documents

(a)

Subject to paragraph (b) below and to Clause 19.4 (Exceptions) and unless the provisions of any Debt Document expressly provide otherwise, the Security Agent may, if authorised by an Instructing Group, and if the Parent consents, amend the terms of, waive any of the requirements of or grant consents under, any of the Transaction Security Documents which shall be binding on each Secured Party and each other party thereto.

(b)

Subject to paragraph (c) of Clause 19.4 (Exceptions), the prior consent of the Super Majority Instructing Group and the Parent or the relevant Security Provider is required to authorise any amendment or waiver of, or consent under, any Transaction Security Document which would affect the nature or scope of the Charged Property.

19.3	Effectiveness

Any amendment, waiver or consent given in accordance with this Clause 19 will be binding on all Parties and on each Noteholder and Noteholder Trustee and the Security Agent may effect, on behalf of any Creditor, Noteholder Trustee or Noteholder any amendment, waiver or consent permitted by this Clause 19 (and where necessary under any relevant applicable law in order to give effect to any such amendment, waiver or consent, the Security Agent will be entitled to request that each Creditor take that action or grant a power of attorney in favour of the Security Agent to authorise it to do so on that Creditor’s behalf).

19.4	Exceptions

(a)	Subject to paragraphs (c) and (d) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)	in the case of a Creditor, in a way which affects or would affect Creditors generally; or

(ii)	in the case of a Debtor or a Security Provider, to the extent consented to by the Parent under paragraph (a) of Clause 19.2 (Amendments and waivers: Transaction Security Documents),

the consent of that Party is required.

(b)

Subject to paragraphs (c) and (d) below, an amendment, waiver or consent which relates to the rights, obligations, protections, immunities or indemnities of an Agent or the Security Agent (including, without limitation, any ability of the Security Agent to act in its discretion under this Agreement) may not be effected without the consent of that Agent or, as the case may be, the Security Agent.

(c)	Neither paragraph (a) nor (b) above, nor paragraph (b) of Clause 19.2 (Amendments and waivers: Transaction Security Documents) shall apply:

(i)	to any release of Transaction Security, claim or Liabilities (unless they are claims or Liabilities owed to the Security Agent in its capacity as such); or

(ii)	to any consent,

which, in each case, the Security Agent gives in accordance with Clause 7 (Proceeds of Disposals of Charged Property).

(d)

Paragraphs (a) and (b) above shall apply to a Participating Creditor’s Representative and to a Refinancing Creditor Representative only to the extent that Agent Liabilities, are then owed to that Participating Creditor’s Representative or Refinancing Creditor Representative.

(e)

After the occurrence of an Enforcement Event, no amendment, supplement or waiver shall, without the written consent of each Noteholder Trustee (or, in the case of any Noteholder not represented by a Noteholder Trustee, that Noteholder) adversely affect the rights of the Noteholders to equal and rateable security to the extent and for the periods contemplated by this Agreement.

19.5	Calculation of Exposures

(a)

For the purpose of ascertaining whether any relevant percentage of Participating Creditor Exposures has been obtained under this Agreement, the Administrative Agent shall provide the Security Agent, promptly on request, with a list of the Participating Creditor Exposures notionally converted into their Base Currency Amounts.

(b)

For the purpose of ascertaining whether any relevant percentage of Refinancing Creditor Exposures has been obtained under this Agreement, each Refinancing Creditor Representative shall provide the Security Agent, promptly on request, with a list of the Refinancing Creditor Exposures notionally converted into their Base Currency Amounts.

19.6	Deemed consent

If, at any time prior to the Final Discharge Date, the Participating Creditors give a Consent in respect of the Finance Documents then, if that action was permitted by the terms of this Agreement, the Debtors and Security Providers will (or will be deemed to):

(a)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(b)	do anything (including executing any document) that the Participating Creditors may reasonably require to give effect to paragraph (a) of this Clause 19.6.

19.7	Excluded consents

Clause 19.6 (Deemed consent) does not apply to any Consent which has the effect of:

(a)	increasing or decreasing the Liabilities;

(b)	changing the basis upon which any Permitted Payments are calculated (including the timing, currency or amount of such Payments); or

(c)	changing the terms of this Agreement or of any Security Document.

19.8	No liability

None of the Participating Creditors or the Administrative Agent will be liable to any other Agent, Secured Party, Debtor or Security Provider for any Consent given or deemed to be given under this Clause 19.

19.9	Agreement to override

Unless expressly stated otherwise in this Agreement, this Agreement overrides anything in the Debt Documents to the contrary (except for any Transaction Security Documents governed by Dutch law).

20.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

21.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

If any of the Original Debtors or Original Security Providers is represented by an attorney or attorneys in connection with the signing and/or execution and/or delivery of this Agreement or any agreement or document referred to herein or made pursuant hereto and the relevant power or powers of attorney is or are expressed to be governed by the laws and regulations of a particular jurisdiction, it is hereby expressly acknowledged and accepted by the other parties hereto that such laws and regulations shall govern the existence and extent of such attorney’s or attorney’s authority and the effects of the exercise thereof.

22.	ENFORCEMENT

22.1	Jurisdiction in relation to actions brought against parties organised or incorporated in Mexico

In relation to actions brought by or against any Party organised or incorporated in Mexico:

(a)

the courts of England and the courts of each Party’s corporate domicile, have jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligations arising from or connected with this Agreement (a “Dispute”); and

(b)

the Parties agree that the courts of England and such courts of each Party’s corporate domicile are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary and hereby waive any right to which any of them may be entitled on account of place of residence or domicile.

22.2	Jurisdiction of English Courts in other cases

Subject to Clause 22.1 above:

(a)	the courts of England have jurisdiction to settle any Dispute;

(b)

the Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary and hereby waive any right to which any of them may be entitled on account of place of residence or domicile; and

(c)

this Clause 22.2 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law or regulation, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

22.3	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law each Debtor and each Security Provider (unless incorporated in England and Wales):

(i)

shall irrevocably appoint the Process Agent as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement and shall procure that the Process Agent confirms its acceptance of that appointment in writing on or before the date of this Agreement; and

(ii)	agrees that failure by the Process Agent to notify the relevant Debtor or Security Provider of the process will not invalidate the proceedings concerned.

(b)

If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Parent (in the case of an agent for service of process for a Debtor or a Security Provider), must immediately (and in any event within (5) Business Days of such event taking place) appoint another agent on terms acceptable to the Administrative Agent. Failing this, the Administrative Agent (as the case may be) may appoint another agent for this purpose.

(c)	Each Debtor and each Security Provider (unless incorporated in England and Wales) expressly agrees and consents to the provisions of Clause 21 (Governing Law) and this Clause 22.

22.4	Waiver of right to trial by jury

To the extent permitted by applicable law, each party to this Agreement hereby expressly and irrevocably waives any right to trial by jury of any claim, demand, action or cause of action arising under any Debt Document or in any way connected with or related or incidental to the dealings of the Parties hereto or any of them with respect to any Debt Document, or the transactions related thereto, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any Party to this Agreement may file an original counterpart or a copy of this Clause 22.4 with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

This Agreement has been entered into on the date stated at the beginning of this Agreement and executed as a deed by the Original Debtors and the Original Security Providers and is intended to be and is delivered by them as a deed on the date specified above.

SCHEDULE 1

FORM OF DEBTOR/SECURITY PROVIDER ACCESSION DEED

THIS AGREEMENT is made on [    ] and made between:

(1)	[Insert full name of new Debtor/Security Provider] (registration number [—] (if applicable)) (the “Acceding [Debtor/Security Provider]”); and

(2)	[Insert full name of current Security Agent] (the “Security Agent”), for itself and each of the other parties to the Intercreditor Agreement referred to below.

This deed is made on [date] by the Acceding [Debtor/Security Provider] in relation to an intercreditor agreement (the “Intercreditor Agreement”) dated [—] between, amongst others, Wilmington Trust (London) Limited as security agent, Citibank International PLC as Administrative Agent, the Participating Creditors, the Original Debtors and Original Security Providers (each as defined in the Intercreditor Agreement).

[The Acceding Debtor intends to [incur Liabilities under the following documents]/[give a guarantee, indemnity or other assurance against loss in respect of Liabilities under the following documents]] [The Acceding Security Provider intends to grant Transaction Security under the following documents]:

[Insert details (date, parties and description) of relevant documents]

the “Relevant Documents”.

IT IS AGREED as follows:

1.	Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Agreement, bear the same meaning when used in this Agreement.

2.	The Acceding [Debtor/Security Provider] and the Security Agent agree that the Security Agent shall hold:

(a)	[any Transaction Security in respect of Liabilities created or expressed to be created pursuant to the Relevant Documents;

(b)	all proceeds received following an Enforcement Event in respect of the shares and related rights the subject of that Transaction Security; and]

(c)

[all Liabilities expressed to be incurred by the Acceding [Debtor/ Security Provider (in relation to the Transaction Security granted by it pursuant to the Relevant Documents)] to pay amounts in respect of the Liabilities to the Security Agent as trustee for the Secured Parties (in the Relevant Documents or otherwise) and secured by the Transaction Security together with all representations and warranties expressed to be given by the Acceding [Debtor/Security Provider] (in the Relevant Documents or otherwise) in favour of the Security Agent as trustee for the Secured Parties,] on trust for the Secured Parties on the terms and conditions contained in the Intercreditor Agreement.

3.

The Acceding [Debtor/Security Provider] confirms that it intends to be party to the Intercreditor Agreement as a [Debtor/Security Provider], undertakes to perform all the obligations expressed to be assumed by a [Debtor/Security Provider] under the Intercreditor Agreement and agrees that it shall be bound by all the provisions of the Intercreditor Agreement as if it had been an original party to the Intercreditor Agreement.

4.	This deed and any non-contractual obligations arising out of or in connection with it are is governed by, English law.

THIS DEED has been signed on behalf of the Security Agent and executed as a deed by the Acceding [Debtor/Security Provider] and is delivered on the date stated above.

The Acceding [Debtor/Security Provider]

EXECUTED AS A DEED                                              )

By: [Full Name of Acceding [Debtor/Security Provider]]             )

Address for notices:

Address:

Fax:

The Security Agent

[Full Name of Current Security Agent]

By:

Date:

SCHEDULE 2

FORM OF CREDITOR/ADMINISTRATIVE AGENT/SECURITY AGENT ACCESSION UNDERTAKING

To:	[Insert full name of current Security Agent] for itself and each of the other parties to the Intercreditor Agreement referred to below.

From:	[Acceding Participating Creditor/Agent/Security Agent/Refinancing Party]]

THIS UNDERTAKING is made on [date] by [insert full name of new Participating Creditor/ Administrative Agent] (the “Acceding [Participating Creditor/Administrative Agent/Participating Creditor’s Representative/Administrative Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative]”) in relation to the intercreditor agreement (the “Intercreditor Agreement”) dated [—] between, among others, Wilmington Trust (London) Limited as security agent, Citibank International PLC as Administrative Agent, the Participating Creditors the Original Borrowers, Original Guarantors and Original Security Providers (each as defined in the Intercreditor Agreement). Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Undertaking, bear the same meanings when used in this Undertaking.

In consideration of the Acceding [Participating Creditor/Administrative Agent/Participating Creditor’s Representative/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] being accepted as a [Participating Creditor/Administrative Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] for the purposes of the Intercreditor Agreement, the Acceding [Participating Creditor/Administrative Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] confirms that, as from [date], it intends to be party to the Intercreditor Agreement as a [Participating Creditor/Administrative Agent/Participating Creditor’s Representative/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a [Participating Creditor/Administrative Agent/Participating Creditor’s Representative/Security Agent/Refinancing Creditor/Refinancing Creditor Representative] and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

This Undertaking and any non-contractual obligations arising out of or in connection with it are governed by English law.

THIS UNDERTAKING has been entered into on the date stated above.

Acceding [Participating Creditor/Agent/Security Agent/Refinancing Creditor/Refinancing Creditor Representative]

[EXECUTED as a DEED]

[insert full name of Acceding

Creditor]

By:

Address:

Fax:

Accepted by the Security Agent

for and on behalf of

[Insert full name of current Security Agent]

Date:

[Accepted by the Administrative Agent*

for and on behalf of

[Insert full name of Administrative Agent]]

[Accepted by the Refinancing Creditor Representative†

for and on behalf of

[Insert full name of Refinancing Creditor Representative]]

*	For change of Participating Creditor, Participating Creditor’s Representative and Security Agent.
†	For change of Refinancing Creditor.

SIGNATURES

EXECUTED AS A DEED

CEMEX, S.A.B. de C.V.

as Parent, Original Guarantor and Original Security Provider

By:	/s/ HÉCTOR MEDINA AGUIAR

Print Name:	HÉCTOR MEDINA AGUIAR

Address:	Ricardo Margáin Zozaya No. 325,
Col. Valle del Campestre
San Pedro Garza Garcia
Nuevo León Mexico
CP 66265

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX ESPAÑA FINANCE LLC

as Original Borrower and Original Guarantor

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	Calle Hernandez de Tejada No. 1
Madrid 28027
Spain

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX ESPAÑA, S.A.

as Original Borrower and Original Guarantor

By:	/s/ JAVIER GARCIA

Print Name:	JAVIER GARCIA

Address:	Hernandez de Tejada 1
28027 Madrid
Spain

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX MATERIALS LLC

as Original Borrower

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	920 Memorial City Way
Suite 100
Houston
TX 77024

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

NEW SUNWARD HOLDING B.V.

as Original Borrower, Original Guarantor and Original Security Provider

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	Amsteldijk 166
1079 LH
Amsterdam
The Netherlands

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX AUSTRALIA HOLDINGS PTY LTD

as Original Guarantor

By:	/s/ ÁNGEL MÉNDEZ

as attorney for	CEMEX AUSTRALIA HOLDINGS PTY LTD

Print Name:	ÁNGEL MÉNDEZ

Address:	Level 8, Tower B
799 Pacific Highway
Chatswood
NSW 2067

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX CONCRETOS, S.A. DE C.V.

as Original Guarantor

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	Ricardo Margáin Zozaya No. 325
Col. Valle del Campestre
San Pedro Garza Garcia
Neuvo León
Mexico
CP 66265

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX CORP.

as Original Guarantor

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	920 Memorial City Way, Suite 100
Houston
Texas
77024, USA

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX, INC.

as Original Guarantor

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	920 Memorial City Way, Suite 100
Houston
Texas
77024, USA

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX MÉXICO, S.A. DE C.V.

as Original Guarantor and Original Security Provider

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	Ricardo Margáin Zozaya No. 325
Col. Valle del Campestre
San Pedro Garza Garcia
Neuvo León
Mexico
CP 66265

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

EMPRESAS TOLTECA DE MEXICO, S.A. DE C.V.

as Original Guarantor and Original Security Provider

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	Ricardo Margáin Zozaya No. 325
Col. Valle del Campestre
San Pedro Garza Garcia
Neuvo León
Mexico
CP 66265

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CEMEX DUTCH HOLDINGS B.V.

as Original Security Provider

By:	/s/ ÁNGEL MÉNDEZ

Print Name:	ÁNGEL MÉNDEZ

Address:	Amsteldijk 166
1079 LH
Amsterdam
The Netherlands

Fax:

Attention:

Intercreditor Agreement

SIGNED, SEALED and DELIVERED as a DEED

CEMEX INTERNATIONAL FINANCE COMPANY

as Original Security Provider

Signed for and on behalf of

CEMEX INTERNATIONAL FINANCE COMPANY by /s/ ÁNGEL MÉNDEZ

its lawfully appointed attorney

in the presence of:

Witness Signature:	/s/ MARIA SIGUENZA

Address:	Block A1
East Point Business Park
Dublin 3
Ireland

Occupation:

Intercreditor Agreement

EXECUTED AS A DEED

CENTRO DISTRIBUIDOR DE CEMENTO, S.A. DE C.V.

as Original Security Provider

By:	/s/ JUAN A. URIONABARRENECHEA

Print Name:	JUAN A. URIONABARRENECHEA

Address:	Ricardo Margáin Zozaya No. 325
Col. Valle del Campestre
San Pedro Garza Garcia
Neuvo León
México
CP 66265

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

CORPORACIÓN GOUDA, S.A. DE C.V.

as Original Security Provider

By:	/s/ JUAN A. URIONABARRENECHEA

Print Name:	JUAN A. URIONABARRENECHEA

Address:	Ricardo Margáin Zozaya No. 325
Col. Valle del Campestre
San Pedro Garza Garcia
Neuvo León
México
CP 66265

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

IMPRA CAFÉ, S.A. DE C.V.

as Original Security Provider

By:	/s/ JUAN A. URIONABARRENECHEA

Print Name:	JUAN A. URIONABARRENECHEA

Address:	Ricardo Margáin Zozaya No. 325
Col. Valle del Campestre
San Pedro Garza Garcia
Neuvo León
México
CP 66265

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

INTERAMERICAN INVESTMENTS, INC.

as Original Security Provider

By:	/s/ JUAN A. URIONABARRENECHEA

Print Name:	JUAN A. URIONABARRENECHEA

Address:	920 Memorial City Way, Suite 100
Houston
Texas 77024
USA

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

MEXCEMENT HOLDINGS, S.A. DE C.V.

as Original Security Provider

By:	/s/ JUAN A. URIONABARRENECHEA

Print Name:	JUAN A. URIONABARRENECHEA

Address:	Ricardo Margáin Zozaya No. 325
Col. Valle del Campestre
San Pedro Garza Garcia
Neuvo León
México
CP 66265

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

SUNWARD ACQUISITIONS N.V.

as Original Security Provider

By:	/s/ JUAN A. URIONABARRENECHEA

Print Name:	JUAN A. URIONABARRENECHEA

Address:	Amsteldijk 166
1079 LH
Amsterdam
The Netherlands

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

SUNWARD HOLDINGS B.V.

as Original Security Provider

By:	/s/ JUAN A. URIONABARRENECHEA

Print Name:	JUAN A. URIONABARRENECHEA

Address:	Amsteldijk 166
1079 LH
Amsterdam
The Netherlands

Fax:

Attention:

Intercreditor Agreement

EXECUTED AS A DEED

SUNWARD INVESTMENTS B.V.

as Original Security Provider

By:	/s/ JUAN A. URIONABARRENECHEA

Print Name:	JUAN A. URIONABARRENECHEA

Address:	Amsteldijk 166
1079 LH
Amsterdam
The Netherlands

Fax:

Attention:

Intercreditor Agreement

The Security Agent

WILMINGTON TRUST (LONDON) LIMITED

By:	/s/ ELAINE LOCKHART

Print Name:	ELAINE LOCKHART

Address:	Fifth Floor, 6 Broad Street Place, London EC2M 7JH

Fax:	+44 (0) 20 7614 1122

Attention:	Elaine K. Lockhart

Intercreditor Agreement

The Administrative Agent

CITIBANK INTERNATIONAL PLC

By:	/s/ JANE HORNER

Print Name:	JANE HORNER

Address:

Fax:

Attention:

Intercreditor Agreement

The Participating Creditors

ABN AMRO BANK, N.V.

By:	/s/ RAFAEL LULENA / ISABEL DIAZ

Print Name:	RAFAEL LULENA / ISABEL DIAZ

Address:	C/ José Ortega y Gasset, 29
5° PLTA
28006
Madrid

Fax:	+34 91 423 69 48

Attention:	MARIO GIL

Intercreditor Agreement

ABN AMRO BANK N.V. SUCURSAL EN ESPAÑA

By:	/s/ RAFAEL LULENA / ISABEL DIAZ

Print Name:	RAFAEL LULENA / ISABEL DIAZ

Address:	C/ José Ortega y Gasset, 29
5° PLTA
28006
Madrid

Fax:	+34 91 423 69 48

Attention:	MARIO GIL

Intercreditor Agreement

ATLANTIC SECURITY BANK

By:	/s/ ANDRÉ SCHOBER / ARCADIO CLEMENT

Print Name:	ANDRÉ SCHOBER / ARCADIO CLEMENT

Address:

Fax:

Attention:

Intercreditor Agreement

BANCA MONTE DEI PASCHI DI SIENA S.P.A.

NEW YORK BRANCH

By:	/s/ RENATO BASSI / BRIAN R LANDY

Print Name:	RENATO BASSI / BRIAN R LANDY

Address:	55 E. 59th Street
55 East Street
New York
NY 10022

Fax:	(212) 891 3661

Attention:

Intercreditor Agreement

BANCA MONTE DEI PASCHI DI SIENA S.P.A., LONDON BRANCH

By:	/s/ ENRICO VIGNOLI / DUNCAN ROUSE

Print Name:	ENRICO VIGNOLI / DUNCAN ROUSE

Address:	6TH Floor, Capital House
85 King William Street
London
EC4N 7BL

Fax:	020 7929 3343

Attention:	MICHAEL GIVEN/WENDY JOHNSON

Intercreditor Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By:	/s/ FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Print Name:	FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Address:	Vía de los Poblados S/N
Madrid
Spain

Fax:	91 374 77 58

Attention:	SYNDICATED LOANS

Intercreditor Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., GRAND CAYMAN BRANCH

By:	/s/ FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Print Name:	FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Address:	Vía de los Poblados S/N
Madrid
Spain

Fax:	91 374 77 58

Attention:	SYNDICATED LOANS

Intercreditor Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH

By:	/s/ FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Print Name:	FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Address:	Vía de los Poblados S/N,
Madrid
Spain

Fax:	91 374 77 58

Attention:	SYNDICATED LOANS

Intercreditor Agreement

BANCO CAIXA GERAL, S.A.

By:	/s/ FRANCISCO J PAREJA SANTANA / MIGUEL ARIAS NÚŇEZ

Print Name:	FRANCISCO J PAREJA SANTANA / MIGUEL ARIAS NÚŇEZ

Address:	C/Juan Ignacio Luca De Tena, 1
Madrid
Spain

Fax:	00 34 91 564 3837

Attention:

Intercreditor Agreement

BANCO DE GALICIA

By:	/s/ MIGUEL ANGEL PÉREZ JIMÉNEZ / EDUARDO MARTIN MARTINEZ

Print Name:	MIGUEL ANGEL PÉREZ JIMÉNEZ / EDUARDO MARTIN MARTINEZ

Address:	C/ Velazquez 34
28001 Madrid
España

Fax:	+34 91 578 29 31

Attention:	EDUARDO MARTIN MARTINEZ

Intercreditor Agreement

BANCO DE SABADELL, S.A.

By:	/s/ RICARDO PARDAVILA COCAÑA / DOMINGO JARABO DE LA TORRE

Print Name:	RICARDO PARDAVILA COCAÑA / DOMINGO JARABO DE LA TORRE

Address:

Fax:

Attention:

Intercreditor Agreement

BANCO ESPAÑOL DE CRÉDITO, S.A. MADRID

By:	/s/ JAVIER RODRIGUES SANMARTIN /JAVIER GONZALEZ CANTERO

Print Name:	JAVIER RODRIGUES SANMARTIN /JAVIER GONZALEZ CANTERO

Address:

Fax:

Attention:

Intercreditor Agreement

BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C.

By:	/s/ LIC. JORGE A. TOVAR CASTRO / LIC. LEONEL N. VÁSQUEZ GÓMEZ

Print Name:	LIC. JORGE A. TOVAR CASTRO / LIC. LEONEL N. VÁSQUEZ GÓMEZ

Address:	Ave. Gómez Morín No. 350
Local 402
Col. Valle del Campestre
San Pedro Garza García
N.L. México

Fax:	52 (81) 8369 2195

Attention:

Intercreditor Agreement

BANCO NACIONAL DE MÉXICO, S.A. INTEGRANTE DEL GRUPO FINANCIERO BANAMEX

By:	/s/ JULIO ALVAREZ / ANA E CALLES

Print Name:	JULIO ALVAREZ / ANA E CALLES

Address:

Fax:

Attention:

Intercreditor Agreement

BANCO SANTANDER, S.A.

By:	/s/ JUAN ANDRES YANES LUCIANI

Print Name:	JUAN ANDRES YANES LUCIANI

Address:	Av. Cantabria S/N
Edificio Pampa – 2° Planta Boadilla del Moute

Madrid

Fax:	+34 91 531 1491

Attention:	JUAN CARLOS DÍAZ ALONSO
ALACELI DIAZ LOZANO

Intercreditor Agreement

BANCO SANTANDER S.A., NEW YORK BRANCH

By:	/s/ JUAN ANDRES YANES LUCIANI

Print Name:	JUAN ANDRES YANES LUCIANI

Address:	45 East 53rd Street
New York
USA

Fax:	+1 (212) 350 3647

Attention:	LIGIA CASTRO

Intercreditor Agreement

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA

MULTIPLE, GRUPO FINANCIERO SANTANDER

By:	/s/ OCTAVIANO COUTTOLENC / MAURICIO REBOLLEDO

Print Name:	OCTAVIANO COUTTOLENC / MAURICIO REBOLLEDO

Address:	Pvol.Paseo da la Reforma 500

Fax:	5255 5269 2227

Attention:

Intercreditor Agreement

BANK OF AMERICA, N.A.

By:	/s/ BENITO RONCERO VIDAL

Print Name:	BENITO RONCERO VIDAL

Address:	Torre Picasso Planta 40
28020
Madrid

Fax:	+34 915 143 369

Attention:	FABRICIO PROTTI

Intercreditor Agreement

BANK OF AMERICA N.A., SUCURSAL EN ESPAÑA

By:	/s/ BENITO RONCERO VIDAL

Print Name:	BENITO RONCERO VIDAL

Address:	Torre Picasso Planta 40
28020
Madrid

Fax:	+34 915 143 369

Attention:	FABRICIO PROTTI

Intercreditor Agreement

BARCLAYS BANK PLC

By:	/s/ MARK MANSKI

Print Name:	MARK MANSKI

Address:	200 Park Avenue
New York
NY 10166

Fax:

Attention:

Intercreditor Agreement

BAYERISCHE HYPO- UND VEREINSBANK AG

By:	/s/ MS DOLORES DEGNER PEREZ-CIERRA / ANA MARIA CHAVES LOPEZ

Print Name:	MS DOLORES DEGNER PEREZ-CIERRA / ANA MARIA CHAVES LOPEZ

Address:	C/Moutalban
No.7 – 53 & 2° Planta
E- 28014

Madrid

Fax:	00 34 91 531 3770

Attention:	MR ALFONSO CERVERA / MS MARIA DOLORES DEGNER

Intercreditor Agreement

BAYERISCHE LANDESBANK

By:	/s/ DIETMAR LEIPOLED / JOSEF DIEPOLD

Print Name:	DIETMAR LEIPOLED / JOSEF DIEPOLD

Address:	Brienner Str 18
80333 München
Germany

Fax:	+49 89 2171 22273

Attention:	Dpt 2320 JOSEF DIEPOLD

Intercreditor Agreement

BBVA BANCOMER, S.A., INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO BBVA BANCOMER

By:	/s/ ALEJANDRO CORDENAS BORLONI / RICARDO CANO SWAIN

Print Name:	ALEJANDRO CORDENAS BORLONI / RICARDO CANO SWAIN

Address:	Montes Urales 620, p2
Col. Lomas De Chapultepec
Mexico 11000

Fax:	+52 (55) 5201 2054

Attention:

Intercreditor Agreement

BNP PARIBAS

By:	/s/ KATHRYN B QUINN / KRISTIE PELLECCHIA

Print Name:	KATHRYN B QUINN / KRISTIE PELLECCHIA

Address:

Fax:

Attention:

Intercreditor Agreement

BNP PARIBAS (SYDNEY BRANCH)

By:	/s/ KATHRYN B QUINN / KRISTIE PELLECCHIA

Print Name:	KATHRYN B QUINN / KRISTIE PELLECCHIA

Address:

Fax:

Attention:

Intercreditor Agreement

BRED BANQUE POPULAIRE

By:	/s/ ANDRÉ DELRUE

Print Name:	ANDRÉ DELRUE

Address:	BRED Banque Populaire
8898 L
18 Quai de la Rapeé
75012 Paris
France

Fax:	+33 1 40 04 71 37

Attention:	DIMITRI LASIES

Intercreditor Agreement

CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DE PARIS ET D’ILE-DE-FRANCE

By:	/s/ MR JEAN-MICHEL BATTAGLINI

Print Name:	MR JEAN-MICHEL BATTAGLINI

Address:	26 Quai de la Rapeé
75596
Paris
Cedex 12

Fax:	+33 1 44 73 16 31

Attention:	CLÉMENCE BUREAU SECTION INDUSTRIE

Intercreditor Agreement

CAIXA D’ESTALVIS I PENSIONS DE BARCELONA

By:	/s/ CARLOS DE PARIAS / JOSÉ IGNACIO ZAMACOIS

Print Name:	CARLOS DE PARIAS / JOSÉ IGNACIO ZAMACOIS

Address:

Fax:

Attention:

Intercreditor Agreement

BNP PARIBAS PANAMA BRANCH

By:	/s/ KATHRYN B QUINN / KRISTIE PELLECCHIA

Print Name:	KATHRYN B QUINN / KRISTIE PELLECCHIA

Address:

Fax:

Attention:

Intercreditor Agreement

BNP PARIBAS SUCURSAL EN ESPAÑA

By:	/s/ KATHRYN B QUINN / KRISTIE PELLECCHIA

Print Name:	KATHRYN B QUINN / KRISTIE PELLECCHIA

Address:

Fax:

Attention:

Intercreditor Agreement

CAJA DE AHORROS DE ASTURIAS

By:	/s/ CRISTINA ROZA IGLESIAS

Print Name:	CRISTINA ROZA IGLESIAS

Address:	C/San Francisco 14
33003 Oviedo
Spain

Fax:	(34) 98 5102196

Attention:

Intercreditor Agreement

CAJA DE AHORROS DE GALICIA

By:	/s/ JAVIER ESCRÍBANO MENA

Print Name:	JAVIER ESCRÍBANO MENA

Address:

Fax:

Attention:

Intercreditor Agreement

CAJA DE AHORROS Y MONTE DE PIEDAD MADRID

By:	/s/ JORGE SALAMERO / JOSE NUÑO

Print Name:	JORGE SALAMERO / JOSE NUÑO

Address:	P Castellana 189
5° Planta
28046
Madrid
Spain

Fax:	+34 91 423 9718

Attention:	JORGE SALAMERO

Intercreditor Agreement

CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID - MIAMI AGENCY

By:	/s/ IGNACIO REGUERAS / J CUETO

Print Name:	IGNACIO REGUERAS / J CUETO

Address:	701 Brickell Avenue
#2000
Miami
FL 33131
USA

Fax:	+1 305 371 4243

Attention:

Intercreditor Agreement

CALYON

By:	/s/ PIERRE DEBRAY / KEVIN FLOOD

Print Name:	PIERRE DEBRAY / KEVIN FLOOD

Address:

Fax:

Attention:

Intercreditor Agreement

CALYON NEW YORK BRANCH

By:	/s/ PIERRE DEBRAY / KEVIN FLOOD

Print Name:	PIERRE DEBRAY / KEVIN FLOOD

Address:

Fax:

Attention:

Intercreditor Agreement

CALYON SUCURSAL EN ESPAÑA

By:	/s/ PIERRE DEBRAY / KEVIN FLOOD

Print Name:	PIERRE DEBRAY / KEVIN FLOOD

Address:

Fax:

Attention:

Intercreditor Agreement

CENTROBANCA - BANCA DI CREDITO FINANZIARIO E MOBILIARE S.P.A.

By:	/s/ ALBERTO BERETTA

Print Name:	ALBERTO BERETTA

Address:

Fax:

Attention:

Intercreditor Agreement

CITIBANK (BANAMEX USA)

By:	/s/ JEFF HEALY / CLAUDIO CARRASCO

Print Name:	JEFF HEALY / CLAUDIO CARRASCO

Address:	2029 Century Park East
Los Angeles
CA 90067
USA

Fax:	(310) 203-3761

Attention:	JEFF HEALY

Intercreditor Agreement

CITIBANK INTERNATIONAL PLC, SUCURSAL EN ESPAÑA

By:	/s/ PEDRO LOPEZ QUESADA

Print Name:	PEDRO LOPEZ QUESADA

Address:

Fax:

Attention:

Intercreditor Agreement

CITIBANK N.A., NASSAU, BAHAMAS BRANCH

By:	/s/ LESLIE MUNROE

Print Name:	LESLIE MUNROE

Address:	Citibank NA
Nassau
Bahamas

Fax:

Attention:

Intercreditor Agreement

CITIBANK N.A., NEW YORK

By:	/s/ MARIO ESPINOSA

Print Name:	MARIO ESPINOSA

Address:	390 Greenwich Street
1st Floor
New York
NY 10013

Fax:	646 328 2866

Attention:	BRENDAN HART

Intercreditor Agreement

COMERICA BANK

By:	/s/ MARK F LAYTON

Print Name:	MARK F LAYTON

Address:	411 W Lafayette
Detroit
MI 48226

Fax:	313 222 3779

Attention:

Intercreditor Agreement

COMMERZBANK AG LONDON BRANCH

By:	/s/ PAUL ROBBINS / RUSSELL BATES

Print Name:	PAUL ROBBINS / RUSSELL BATES

Address:	30 Gresham Street
London
EC2P 2XY

Fax:	0870 889 6579

Attention:

Intercreditor Agreement

COMMERZBANK AG (FORMERLY DRESDNER BANK AG, ACTING THROUGH ITS LENDING OFFICE DRESDNER BANK AG, NEW YORK BRANCH)

By:	/s/ BRIAN SMITH / THOMAS BRADY

Print Name:	BRIAN SMITH / THOMAS BRADY

Address:	1301 Ave of the Americas
New York
NY 10019

Fax:	212 895 1560

Attention:	BRIAN SMITH

Intercreditor Agreement

CREDIT INDUSTRIEL ET COMMERCIAL LONDON BRANCH

By:	/s/ T D PRESTWICH / STEVE FRANCIS

Print Name:	T D PRESTWICH / STEVE FRANCIS

Address:	Veritas House
125 Finsbury Pavement
London
EC2A 1HX

Fax:	+44 207 454 5466

Attention:	P KITCHING

Intercreditor Agreement

DEUTSCHE BANK AG

By:	/s/ J OTERO / V MARTIN

Print Name:	J OTERO / V MARTIN

Address:

Fax:

Attention:

Intercreditor Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ J OTERO / V HOFMANN

Print Name:	J OTERO / V HOFMANN

Address:

Fax:

Attention:

Intercreditor Agreement

DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ ANKE BUDZISCH / KARLINA BELHOSTE

Print Name:	ANKE BUDZISCH / KARLINA BELHOSTE

Address:	2 Boulevard Konrad Adenauer
L-1115
Luxembourg

Fax:	+352 421 22 95 771

Attention:	GWEN BLUMHOFF / KARLINA BELHOSTE

Intercreditor Agreement

FORTIS BANK S.A./N.V.

By:	/s/ NATALIE GILBERT / EVELYNE PETIT

Print Name:	NATALIE GILBERT / EVELYNE PETIT

Address:

Fax:

Attention:

Intercreditor Agreement

FORTIS BANK S.A. / N.V. Cayman Islands Branch

By:	/s/ CHARLES COUROUBLE

Print Name:	CHARLES COUROUBLE

Address:	520 Madison Ave
New York

Fax:	212 340 5560

Attention:

By:	/s/ DIRAN CHOLAKIAN

Print Name:	DIRAN CHOLAKIAN

Address:

Fax:	201 631 2221

Attention:

Intercreditor Agreement

FORTIS, S.A., SUCURSAL EN ESPAÑA

By:	/s/ ROGER RAMOS PUIG

Print Name:	ROGER RAMOS PUIG

Address:	C/ Serrano 73
28006 Madrid

Fax:

Attention:	Service Centre
902 343535

Intercreditor Agreement

HSBC BANK, PLC SUCURSAL EN ESPAÑA

By:	/s/ MARK J HALL

Print Name:	MARK J HALL

Address:	Pz Pablo Riuz Picasso, 1
Torre Picasso Pl 33
28020 Madrid

Fax:	+34 91 456 61 13

Attention:	ANTONIO VILELA

Intercreditor Agreement

HSBC MEXICO, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC

By:	/s/ VICTOR MANUEL ELIZONDO ARIAS

Print Name:	VICTOR MANUEL ELIZONDO ARIAS

Address:

Fax:

Attention:

Intercreditor Agreement

HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC, ACTING THROUGH ITS GRAND CAYMAN BRANCH

By:	/s/ VICTOR MANUEL ELIZONDO ARIAS

Print Name:	VICTOR MANUEL ELIZONDO ARIAS

Address:

Fax:

Attention:

Intercreditor Agreement

IKB DEUTSCHE INDUSTRIEBANK AG, SUCURSAL EN ESPAÑA

By:	/s/ ANA BOHORQUEZ RODRIGUEZ

Print Name:	ANA BOHORQUEZ RODRIGUEZ

Address:	Paseo de la Castellana 9-11
E- 28046
Madrid

Fax:	+34 91 700 1463

Attention:	MS MARIANA GONZÁLEZ

Intercreditor Agreement

ING BANK N.V.

By:	/s/ M.P.W. VAN KLINK / R.SPAA

Print Name:	M.P.W. VAN KLINK / R.SPAA

Address:	Bijlmerplein 888
1102 MG
Amsterdam

Fax:	+31 20 652 3134

Attention:	PIA GUTIERREZ UGARTE

Intercreditor Agreement

ING BANK, N.V. (ACTING THROUGH ITS CURACAO BRANCH)

By:	/s/ M.P.W. VAN KLINK / R.SPAA

Print Name:	M.P.W. VAN KLINK / R.SPAA

Address:	Bijlmerplein 888
1102 MG
Amsterdam

Fax:	+31 20 652 3134

Attention:	PIA GUTIERREZ UGARTE

Intercreditor Agreement

ING BELGIUM S.A. SUCURSAL EN ESPAÑA

By:	/s/ D GUSTAVO DE ROSA / MONICA MARTÍNEZ MENDIZABAL

Print Name:	D GUSTAVO DE ROSA / MONICA MARTÍNEZ MENDIZABAL

Address:	C/Génova 27
3° planta
28004 Madrid
Spain

Fax:	91 417 82 11

Attention:	DÑA. MERCEDES MARTÍNEZ DE RUS/
DÑA. BUENSUCESO VERGEL FERNÁNDEZ

Intercreditor Agreement

INSTITUTO DE CREDITO OFICIAL

By:	/s/ SILVIA DÍEZ BARROSO

Print Name:	SILVIA DÍEZ BARROSO

Address:	Paseo del Prado 4
28014 Madrid

Fax:	+34 91 592 1864

Attention:	ICIAR ZARATE

Intercreditor Agreement

INTESA SANPAOLO S.p.A., NEW YORK BRANCH

By:	/s/ BARBARA J BASSI / FRANCESCO DI MARIO

Print Name:	BARBARA J BASSI / FRANCESCO DI MARIO

Address:	One William Street
NYC 10004

Fax:	1 212 607 3729

Attention:	BARBARA BASSI

Intercreditor Agreement

INTESA SANPAOLO S.P.A., SUCURSAL EN ESPAÑA

By:	/s/ JUAN F PONTONI / MASIMO SUTTO

Print Name:	JUAN F PONTONI / MASIMO SUTTO

Address:	Plaza de Colón
2 Edificio Colón Torre II – Planta 10
28046 Madrid
Spain

Fax:	+34 (91) 310 7445

Attention:	JUAN F PONTONI

Intercreditor Agreement

JP MORGAN CHASE BANK, N.A.

By:	/s/ PABLO OGARRIO

Print Name:	PABLO OGARRIO

Address:	270 Park Avenue
4th Fl New York
NY 10017

Fax:	212 270 5100

Attention:

Intercreditor Agreement

JPMORGAN CHASE BANK N.A., SUCURSAL EN ESPAÑA

By:	/s/MYRIAM ALCAIDE /SANDRINE N LEHM VIDAZ

Print Name:	MYRIAM ALCAIDE / SANDRINE N LEHM VIDAZ

Address:	José Ortega y Gasset, 29
28006 Madrid
Fax:	(34) 91 516 1490

Attention:	MARISA LEÓN

Intercreditor Agreement

LANDESBANK BADEN-WÜRTTEMBERG, LONDON BRANCH

By:	/s/ STEPHEN HART /ALAIN J LAVIOLETTE

Print Name:	STEPHEN HART /ALAIN J LAVIOLETTE

Address:	7th Floor
201 Bishopsgate
London
EC2M 3UN

Fax:

Attention:

Intercreditor Agreement

LANDESBANK BADEN-WÜRTTEMBERG, STUTTGART BRANCH

By:	/s/ STEPHEN HART / ALAIN J LAVIOLETTE

Print Name:	STEPHEN HART / ALAIN J LAVIOLETTE

Address:	Am Hauptbahnhof 2
70173 Stuttgart

Fax:

Attention:

Intercreditor Agreement

LLOYDS TSB BANK, PLC

By:	/s/ JONATHAN SMITH

Print Name:	JONATHAN SMITH

Address:	48 Chiswell Street
London
EC1Y 4XX

Fax:	020 7522 6363

Attention:	JONATHAN SMITH

Intercreditor Agreement

LLOYDS TSB BANK PLC, SUCURSAL EN ESPAÑA

By:	/s/ SUSANA MERODIO / ALBERTO MARTINEZ

Print Name:	SUSANA MERODIO / ALBERTO MARTINEZ

Address:	C/ Serrano 90
28006 Madrid

Fax:	+34 91 575 3681

Attention:	GABRIEL GIL / SUSANA MERODIO

Intercreditor Agreement

MEDIOBANCA - BANCA DI CREDITO FINANZIARIO S.P.A.

By:	/s/ LORENZO REDIVO

Print Name:	LORENZO REDIVO

Address:	Piazzetta E Cuccia 1
Milano
Fax:

Attention:

Intercreditor Agreement

MERRILL LYNCH INTERNATIONAL BANK LIMITED

By:	/s/ BARRY RYAN / CONOR WALSH

Print Name:	BARRY RYAN / CONOR WALSH

Address:

Fax:

Attention:

Intercreditor Agreement

MIZUHO CORPORATE BANK, LTD.

By:	/s/ DAVID COSTA

Print Name:	DAVID COSTA

Address:	1251 Ave of the Americas
New York
NY 10020

Fax:	(212) 282 4385

Attention:	THOMAS MCCULLOUGH

Intercreditor Agreement

MIZUHO CORPORATE BANK NEDERLAND, N.V.

By:	/s/ T HISANO / L A M REYNDERS

Print Name:	T HISANO / L A M REYNDERS

Address:	Apollolaan 171
1077 AS
Amsterdam

Fax:	+31 20 573 4376

Attention:	A VAN VEEN

Intercreditor Agreement

MORGAN STANLEY BANK INTERNATIONAL LIMITED

By:	/s/ VINCENT VAN HEYSTE

Print Name:	VINCENT VAN HEYSTE

Address:	20 Bank Street
London
E14 4AD

Fax:	+44 207 056 4594

Attention:

Intercreditor Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ TODD VANNUCCI

Print Name:	TODD VANNUCCI

Address:	1585 Broadway
New York
NY 10036

Fax:	212 507 2450

Attention:

Intercreditor Agreement

SANTANDER OVERSEAS BANK INC

By:	/s/ FABIO PELLIZER

Print Name:	FABIO PELLIZER

Address:

Fax:

Attention:

Intercreditor Agreement

SCOTIABANK EUROPE PLC

By:	/s/ MARK SPARROW

Print Name:	MARK SPARROW

Address:	33 Finsbury Square
London

Fax:	+44 (0)20 7454 9019

Attention:

Intercreditor Agreement

SCOTIABANK EUROPE, PLC, LONDON

By:	/s/ MARK SPARROW

Print Name:	MARK SPARROW

Address:	33 Finsbury Square
London

Fax:	+44 (0)20 7454 9019

Attention:

Intercreditor Agreement

SOCIÉTÉ GÉNÉRALE

By:	/s/ MONICA MARTIN RICHARD / MARINA FELTRER BAUZÁ

Print Name:	MONICA MARTIN RICHARD / MARINA FELTRER BAUZÁ

Address:	29 Boulevard Haussmann
75009 Paris
France

Fax:	00 34 91 589 3828

Attention:	LIONEL LECRINIER/ BEATRIZ MELERO

Intercreditor Agreement

SOCIÉTÉ GÉNÉRALE, NEW YORK

By:	/s/ CAROL RADICE

Print Name:	CAROL RADICE

Address:	1221 Avenue of the Americas
New York
NY 10020

Fax:	212 278 7462

Attention:	CAROL RADICE

Intercreditor Agreement

STANDARD CHARTERED BANK

By:	/s/ MARC CHAIT / MARIA L GARCIA

Print Name:	MARC CHAIT / MARIA L GARCIA

Address:	1 Madison Avenue
New York
NY 10010

Fax:	212 667 0797

Attention:

Intercreditor Agreement

TAKAREKBANK (MAGYAR)

By:	/s/ ERIK DRESEN / KRISZTIÁN BRAUN

Print Name:	ERIK DRESEN / KRISZTIÁN BRAUN

Address:	Magyar Takarékszövetkezeti Bank ZRT
H-1122 Budapest
Pethenyi koz 10
Hungary

Fax:	+361 225 4280

Attention:	MR KRISZTIÁN BRAUN

Intercreditor Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ STEPHEN H COREY / DONNA SHAIN

Print Name:	STEPHEN H COREY / DONNA SHAIN

Address:

Fax:

Attention:

Intercreditor Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., SUCURSAL EN ESPAÑA

By:	/s/ DAVID NODA

Print Name:	DAVID NODA

Address:	Jose Ortega y Gasset 29
28006 Madrid
Spain

Fax:	+34 91 432 85 97

Attention:	CARMEN HERRERO / JOSE ANTONIO RODRIGUEZ

Intercreditor Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ DAVID NODA

Print Name:	DAVID NODA

Address:	1251 Avenue of the Americas
New York
NY 10020-1104

Fax:	212 782 6400

Attention:	EMI NAKANE

Intercreditor Agreement

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ MAURICE HEALY / COLM HANNON

Print Name:	MAURICE HEALY / COLM HANNON

Address:	Bank of Ireland Head Office
Lower Baggot Street
Dublin 2
Ireland

Fax:	+353 1 604 4025

Attention:	COLM HANNON

Intercreditor Agreement

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ NICK WATKINS

Print Name:	NICK WATKINS

Address:	Syndicated Loans Agency
The Royal Bank of Scotland plc
135 Bishopsgate
London EC2M 3UR

Fax:

Attention:

Intercreditor Agreement

UNICREDIT S.P.A. NEW YORK BRANCH

By:	/s/ MICHAEL NOVELLINO / LORIANN CURNYN

Print Name:	MICHAEL NOVELLINO / LORIANN CURNYN

Address:	150 East 42 Street
New York
NY 10017

Fax:	212 672 5515

Attention:	SCOTT OBECK LORIANN CURNYN

Intercreditor Agreement

UNICREDIT S.P.A., SUCURSAL EN ESPAÑA

By:	/s/ MARIO CAMPANA / JOSE MARIA SANCHEZ GARCIA

Print Name:	MARIO CAMPANA / JOSE MARIA SANCHEZ GARCIA

Address:	Calle Montalban N7
5° Planta
28014 Madrid

Fax:	+34 91 555 0503

Attention:	MARIO CAMPANA / FEDERICO POZZOLO

Intercreditor Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ THOMAS M CAMBERN

Print Name:	THOMAS M CAMBERN

Address:	7711 Plantation Road
Roanoke
VA 24019
USA

Fax:	704 715 0099

Attention:	SPECIALIZED LOANS

Intercreditor Agreement

WESTLB AG, SUCURSAL EN ESPAÑA

By:	/s/ BERTO NUVOLONI / SANTIAGO LARROGOLA

Print Name:	BERTO NUVOLONI / SANTIAGO LARROGOLA

Address:	C/Serrano 37, 5°
28001 Madrid

Fax:	91 4328054

Attention:

Intercreditor Agreement

WESTPAC EUROPE LIMITED

By:	/s/ MICHELLE MARCHHART

Print Name:	MICHELLE MARCHHART

Address:	63 St Mary Axe
London
EC3A 8LE

Fax:	+44 20 7621 7589

Attention:	DIRECTOR LEGAL

Intercreditor Agreement

US PRIVATE PLACEMENT HOLDERS

PRINCIPAL LIFE INSURANCE COMPANY

By:	PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

By:	/s/ COLIN PENNYCOOKE
Name:	COLIN PENNYCOOKE
Title:	Counsel

By:	/s/ ALAN P. KRESS
Name:	ALAN P. KRESS
Title:	Counsel

Intercreditor Agreement

RGA REINSURANCE COMPANY, A MISSOURI CORPORATION

By:	PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

By:	/s/ COLIN PENNYCOOKE
Name:	COLIN PENNYCOOKE
Title:	Counsel

By:	/s/ ALAN P. KRESS
Name:	ALAN P. KRESS
Title:	Counsel

Intercreditor Agreement

SYMETRA LIFE INSURANCE COMPANY, A WASHINGTON CORPORATION

By:	PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

By:	/s/ COLIN PENNYCOOKE
Name:	COLIN PENNYCOOKE
Title:	Counsel

By:	/s/ ALAN P. KRESS
Name:	ALAN P. KRESS
Title:	Counsel

Intercreditor Agreement

THE BANK OF NEW YORK, AS TRUSTEE FOR THE SCOTTISH RE (U.S.), INC. AND SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY TRUST BY AGREEMENT DATED DECEMBER 31, 2004

By:	PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

By:	/s/ COLIN PENNYCOOKE
Name:	COLIN PENNYCOOKE
Title:	Counsel

By:	/s/ ALAN P. KRESS
Name:	ALAN P. KRESS
Title:	Counsel

Intercreditor Agreement

Comerica Bank & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002.

By:	/s/ CELESTE LUDWIG
Name:	CELESTE LUDWIG
Title:	V.P. Wealth & Institutional Management
Comerica Bank

Intercreditor Agreement

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ JUDITH A. GULOTTA
Name:	JUDITH A. GULOTTA
Title:	Managing Director

MET LIFE INSURANCE COMPANY OF CONNECTICUT

By Metropolitan Life Insurance Company, its investment manager

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By Metropolitan Life Insurance Company, its investment manager

GENERAL AMERICAN LIFE INSURANCE COMPANY

By Metropolitan Life Insurance Company, its investment manager

NEW ENGLAND LIFE INSURANCE COMPANY

By Metropolitan Life Insurance Company, its investment manager

By:	/s/ JUDITH A. GULOTTA
Name:	JUDITH A. GULOTTA
Title:	Managing Director

Intercreditor Agreement

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

WESTERN NATIONAL LIFE INSURANCE COMPANY

(FORMERLY AIG ANNUITY INSURANCE COMPANY)

AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

MERIT LIFE INSURANCE CO.

By:	AIG GLOBAL INVESTMENT CORP., INVESTMENT ADVISER

By:	/s/ PETER DEFAZIO
Name:	PETER DEFAZIO
Title:	Managing Director

Intercreditor Agreement

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ TIMOTHY S. COLLINS
Name:	TIMOTHY S. COLLINS
Title:	Its Authorized Representative

Intercreditor Agreement

ING LIFE INSURANCE AND ANNUITY COMPANY

ING USA ANNUITY AND LIFE INSURANCE COMPANY

SECURITY LIFE OF DENVER INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY

USG ANNUITY & LIFE COMPANY

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:	ING INVESTMENT MANAGEMENT LLC, AS AGENT

By:	/s/ CHRISTOPHER P. LYONS
Name:	CHRISTOPHER P. LYONS
Title:	Senior Vice President

Intercreditor Agreement

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ MICHAEL L. SHORT
Name:	MICHAEL L. SHORT
Title:	Managing Director

Intercreditor Agreement

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:	/s/ MICHAEL L. SHORT
Name:	MICHAEL L. SHORT
Title:	Managing Director

Intercreditor Agreement

MANULIFE LIFE INSURANCE COMPANY

By:	/s/ TOSHIHIDE SUDO
Name:	TOSHIHIDE SUDO
Title:	Vice President & Managing Corporate Officer
Investment Operations

Intercreditor Agreement

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ R. EDWARD FERGUSON
Name:	R. EDWARD FERGUSON
Title:	Vice President

Intercreditor Agreement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC,
ITS INVESTMENT MANAGER

By:	/s/ R. EDWARD FERGUSON
Name:	R. EDWARD FERGUSON
Title:	Managing Director

Intercreditor Agreement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT

By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC,
ITS INVESTMENT MANAGER

By:	/s/ R. EDWARD FERGUSON
Name:	R. EDWARD FERGUSON
Title:	Managing Director

Intercreditor Agreement

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ TIMOTHY WEGENER
Name:	TIMOTHY WEGENER
Title:	Managing Director

Intercreditor Agreement

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY HARTFORD LIFE INSURANCE COMPANY HARTFORD ACCIDENT AND INDEMNITY COMPANY

By:	Hartford Investment Management Company
Their Agent And Attorney-In-Fact

By:	/s/ ROBERT M. MILLS
Name:	ROBERT M. MILLS
Title:	Vice President

Intercreditor Agreement

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ THOMAS A. SHANKLIN
Name:	THOMAS A. SHANKLIN
Title:	Authorized Signatory

Intercreditor Agreement

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ THOMAS A. SHANKLIN
Name:	THOMAS A. SHANKLIN
Title:	Authorized Signatory

Intercreditor Agreement

NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT

By:	/s/ THOMAS A. SHANKLIN
Name:	THOMAS A. SHANKLIN
Title:	Authorized Signatory

Intercreditor Agreement

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ THOMAS A. SHANKLIN
Name:	THOMAS A. SHANKLIN
Title:	Authorized Signatory

Intercreditor Agreement

AMCO INSURANCE COMPANY

By:	/s/ THOMAS A. SHANKLIN
Name:	THOMAS A. SHANKLIN
Title:	Authorized Signatory

Intercreditor Agreement

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ BARRY SCHEINHOLTZ
Name:	BARRY SCHEINHOLTZ
Title:	Senior Director, Private Placements

Intercreditor Agreement

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ BARRY SCHEINHOLTZ
Name:	BARRY SCHEINHOLTZ
Title:	Senior Director, Private Placements

Intercreditor Agreement

MONUMENTAL LIFE INSURANCE COMPANY

By:	/s/ CHRISTOPHER D. PAHLKE
Name:	CHRISTOPHER D. PAHLKE
Title:	Vice President

Intercreditor Agreement

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ DIANE W. DALES
Name:	DIANE W. DALES
Title:	Assistant Vice President

By:	/s/ PETER S. FIEK
Name:	PETER S. FIEK
Title:	Assistant Secretary

Intercreditor Agreement

WESTPORT INSURANCE COMPANY (FKA EMPLOYERS REINSURANCE CORPORATION)

By:	CONNING ASSET MANAGEMENT COMPANY,
AS INVESTMENT MANAGER

By:	/s/ JOHN H. DEMALLIE
Name:	JOHN H. DEMALLIE
Title:	Director

Intercreditor Agreement

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning Asset Management Company,
as Investment Manager

By:	/s/ JOHN H. DEMALLIE
Name:	JOHN H. DEMALLIE
Title:	Director

Intercreditor Agreement

NATIONAL BENEFIT LIFE INSURANCE COMPANY

By:	Conning Asset Management Company,
as Investment Manager

By:	/s/ JOHN H. DEMALLIE
Name:	JOHN H. DEMALLIE
Title:	Director

Intercreditor Agreement

SWISS RE LIFE & HEALTH AMERICA INC.

By:	Conning Asset Management Company
As Investment Manager

By:	/s/ JOHN H. DEMALLIE
Name:	JOHN H. DEMALLIE
Title:	Director

Intercreditor Agreement

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ RICK FISCHER
Name:	RICK FISCHER
Title:	Authorized Signatory

By:	/s/ CARRIE A.CAZOLAS
Name:	CARRIE A.CAZOLAS
Title:	Authorized Signatory

Authorized Signatories

Wire instructions for dollar denominated payments

Allstate Life Insurance Company

Bank:	Citibank
ABA #:	021000089
Account Name:	Allstate Life Insurance Company Bond Collection Account
Account #:	30547007
Reference:

Intercreditor Agreement

ALLIED IRISH BANKS P.L.C.

By:	/s/ MARTIN KELLY
Name:	MARTIN KELLY
Title:	Manager

Intercreditor Agreement

BARCLAYS BANK PLC

By:	/s/ MARK MANSKI
Name:	MARK MANSKI
Title:	Managing Director

Intercreditor Agreement

GENWORTH LIFE INSURANCE COMPANY (F/K/A GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY)

By:	/s/ ESTELLE SIMSOLO
Name:	ESTELLE SIMSOLO
Title:	Investment Officer

Intercreditor Agreement

ORIOLE CDO INC;

By:	GENWORTH FINANCIAL INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT ADVISOR

By:	/s/ ESTELLE SIMSOLO
Name:	ESTELLE SIMSOLO
Title:	Investment Officer

Intercreditor Agreement

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK (AS SUCCESSOR BY MERGER TO AMERICAN MAYFLOWER LIFE INSURANCE COMPANY OF NEW YORK)

By:	/s/ ESTELLE SIMSOLO
Name:	ESTELLE SIMSOLO
Title:	Investment Officer

Intercreditor Agreement

PHL VARIABLE INSURANCE COMPANY

By:	/s/ CHRISTOPHER WILKOS
Name:	CHRISTOPHER WILKOS
Title:	Executive Vice President

Intercreditor Agreement

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ CHRISTOPHER WILKOS
Name:	CHRISTOPHER WILKOS
Title:	Executive Vice President

Intercreditor Agreement

KNIGHTS OF COLUMBUS

By:	/s/ RONALD J. TRACZ
Name:	RONALD J. TRACZ
Title:	Assistant Supreme Secretary

Intercreditor Agreement

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ JED R. MARTIN
Name:	JED R. MARTIN
Title:	Vice President, Private Placements

Intercreditor Agreement

AVIVA LIFE AND ANNUITY COMPANY

By:	Aviva Investors North America, Inc., its authority attorney-in-fact

By:	/s/ ROGER D. FORS
Name:	ROGER D. FORS
Title:	Vice President, Private Placements

Intercreditor Agreement

BENEFICIAL LIFE INSURANCE COMPANY

By:	/s/ THOMAS KIRBY BROWN JR.,
Name:	THOMAS KIRBY BROWN JR.,
Title:	Senior Managing Director & Chief Investment Officer

Intercreditor Agreement

ENSURE INVESTMENT FUND

BY:	CNT (DIRECTORS) LTD., ITS DIRECTOR

By:	/s/ IAN PHILLIPS
Name:	IAN PHILLIPS
Title:	Authorized Signatory

Intercreditor Agreement

The Participating Creditors’ Representatives

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

as Original Security Provider

By:	/s/ STÉPHANE POSSOT / FRANCISCO RODRIGUEZ TEJEDOR

Print Name:	STÉPHANE POSSOT / FRANCISCO RODRIGUEZ TEJEDOR

Address:	Via de los Poblados
Madrid
Spain

Fax:	91 374 7758

Attention:	Syndicated Loans

Intercreditor Agreement

CITIBANK INTERNATIONAL PLC

By:	/s/ TREVOR LAFLIN

Print Name:	TREVOR LAFLIN

Address:

Fax:

Attention:

Intercreditor Agreement

CITIBANK N.A., NEW YORK

By:	/s/ MARIO ESPINOSA

Print Name:	MARIO ESPINOSA

Address:	390 Greenwich Street
1st Floor
New York
NY 10013

Fax:	646 328 2866

Attention:	BRENDAN HART

Intercreditor Agreement

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ GUILLERMO POGGIO / JANIN CAMPOS

Print Name:	GUILLERMO POGGIO / JANIN CAMPOS

Address:

Fax:

Attention:

Intercreditor Agreement

BBVA BANCOMER, S.A.,
INSTITUCIÓN DE BANCA MÚLTIPLE,
GRUPO FINANCIERO BBVA BANCOMER

By:	/s/ ALEJANDRO CARDENAS BORTONI / RICARDO CANO SWAIN

Print Name:	ALEJANDRO CARDENAS BORTONI / RICARDO CANO SWAIN

Address:	Montes Urales 620 Piso 2
Col. Lomas De Chapultepec
Mexico 11000

Fax:	+52(55) 5201 2054

Attention:

Intercreditor Agreement

ING CAPITAL LLC

By:	/s/ CLARENCE W PLUMMER

Print Name:	CLARENCE W PLUMMER

Address:	1325 Avenue of the Americas

Fax:	646 424 6284

Attention:	CLARENCE PLUMMER

Intercreditor Agreement

BARCLAYS BANK PLC

By:	/s/ MARK MANSKI

Print Name:	MARK MANSKI

Address:	200 Park Avenue
New York
NY 10166

Fax:

Attention:

Intercreditor Agreement